                                  SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
[X]  Definitive Proxy Statement                      Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                             NEOTHERAPEUTICS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  Fee not required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                     [LOGO]


                             NEOTHERAPEUTICS, INC.
                       ONE TECHNOLOGY DRIVE, SUITE I-821
                            IRVINE, CALIFORNIA 92618
                                  714-788-6700

                                  May 8, 1997

Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders (the "Annual Meeting") of NeoTherapeutics, Inc. (the "Company") to be held at 3:30 P.M. on Tuesday, June 17, 1997, at the University Club at the University of California, Irvine, 801 University Club, Irvine, California 92717.

         At the Annual Meeting you will be asked to elect five directors of the Company, to approve the reincorporation of the Company in Delaware and to approve the NeoTherapeutics, Inc. 1997 Stock Incentive Plan. All of these matters are described in detail in the accompanying Notice of Annual Meeting and Proxy Statement. In addition, we will be pleased to report on the affairs of the Company and a discussion period will be provided for questions and comments of general interest to shareholders.

         We look forward to greeting personally those shareholders who are able to be present at the Annual Meeting. However, whether or not you plan to be with us at the Annual Meeting, it is important that your shares be represented. Accordingly, you are requested to sign and date the enclosed proxy and mail it in the envelope provided at your earliest convenience.


                                            Very truly yours,


                                            [SIG]
                                            Alvin J. Glasky, Ph.D.
                                            President, Chief Executive Officer
                                            and Chairman of the Board
                                            of Directors

                             NEOTHERAPEUTICS, INC.
                       ONE TECHNOLOGY DRIVE, SUITE I-821
                            IRVINE, CALIFORNIA 92618

                              --------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 17, 1997

                              --------------------

         Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of NeoTherapeutics, Inc. (the "Company") will be held on Tuesday, June 17, 1997 at 3:30 P.M. at the University Club at the University of California, Irvine, 801 University Club, Irvine, California 92717, for the following purposes:

         1.      To elect five directors to the Board of Directors;

         2. To approve a change in the Company's state of incorporation from Colorado to Delaware by means of a merger of the Company with and into a wholly-owned Delaware subsidiary;

         3.      To approve the Company's 1997 Stock Incentive Plan; and

         4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The Board of Directors intends to present for election as directors the nominees named in the accompanying Proxy Statement, whose names are incorporated herein by reference.

         Shareholders of record at the close of business on April 29, 1997, will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. All shareholders are cordially invited to attend the Annual Meeting in person. Shareholders who are unable to attend the Annual Meeting in person are requested to complete and date the enclosed form of proxy and return it promptly in the envelope provided. No postage is required if mailed in the United States. Shareholders who attend the Annual Meeting may revoke their proxy and vote their shares in person.

                                              By Order of the Board of Directors


                                              [SIG]
                                              Rosalie Glasky
                                              Secretary


Irvine, California
May 8, 1997

                             NEOTHERAPEUTICS, INC.
                       ONE TECHNOLOGY DRIVE, SUITE I-821
                            IRVINE, CALIFORNIA 92618

                              --------------------

                                PROXY STATEMENT

                              --------------------


                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 17, 1997

         This Proxy Statement is furnished to the holders of Common Stock, no par value (the "Common Stock"), of NeoTherapeutics, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of the enclosed proxy for use at the Annual Meeting of Shareholders to be held on Tuesday, June 17, 1997 (the "Annual Meeting"), or at any adjournment thereof. The purposes of the Annual Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Shareholders. As of the date of this Proxy Statement, the Board of Directors is not aware of any other matters which will come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named as proxies will vote on them in accordance with their best judgment.

         Proxies for use at the Annual Meeting are being solicited by the Board of Directors of the Company. Proxies will be mailed to shareholders on or about May 8, 1997 and will be solicited chiefly by mail. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of Common Stock and will reimburse them for their reasonable expenses in so doing. Should it appear desirable to do so in order to ensure adequate representation of shares at the Annual Meeting, officers, agents and employees of the Company may communicate with shareholders, banks, brokerage houses and others by telephone, facsimile or in person to request that proxies be furnished. All expenses incurred in connection with this solicitation will be borne by the Company. The Company has no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but reserves the option of doing so if it should appear that a quorum at the Annual Meeting otherwise might not be obtained.

REVOCABILITY AND VOTING OF PROXY

         A proxy for use at the Annual Meeting and a return envelope for the proxy are enclosed. Any shareholder who gives a proxy may revoke it at any time before it is voted by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by voting in person at the Annual Meeting. All proxies properly executed and returned will be voted in accordance with the instructions specified thereon. If no instructions are given, proxies will be voted FOR approval of Proposals Nos. 1, 2 and 3 as set forth in the accompanying Notice of Annual Meeting of Shareholders.

RECORD DATE AND VOTING RIGHTS

         Only shareholders of record at the close of business on April 29, 1997 are entitled to notice of and to vote at the Annual Meeting or at any adjournment thereof. On April 29, 1997, there were 5,361,807 shares of Common Stock outstanding; each such share is entitled to one vote on each of the matters to be presented at the Annual Meeting. The holders of a majority of the outstanding shares of Common Stock, present in person or by proxy and entitled to vote, will constitute a quorum at the Annual Meeting.

         Proxies marked "withheld" as to any director nominee or "abstain" as to a particular proposal and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. "Broker non-votes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. The effect of proxies marked "withheld" as to any director nominee or "abstain" as to a particular proposal and broker non-votes on Proposals Nos. 1, 2 and 3 is discussed under each respective Proposal.

BENEFICIAL OWNERSHIP OF COMMON STOCK

         The following table sets forth information as of April 29, 1997, except as otherwise noted in the footnotes, regarding the beneficial ownership of the Company's Common Stock of: (i) each person known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (ii) each director and nominee for director of the Company; (iii) the executive officer named in the Summary Compensation Table (see "Executive Compensation"); and
(iv) all directors and executive officers of the Company as a group. Except as otherwise specified, the named beneficial owner has the sole voting and investment power over the shares listed.

                                                              SHARES                 PERCENT OF
                                                            BENEFICIALLY               SHARES
NAME OF BENEFICIAL OWNER (1)                                 OWNED (1)               OUTSTANDING
---------------------------                                  ---------               -----------
Alvin J. Glasky, Ph.D. (2)  . . . . . . . . . . . . . .       1,318,911                  24.2%
  One Technology Drive, Suite I-821
  Irvine, CA 92618

Mark J. Glasky (3)(4) . . . . . . . . . . . . . . . . .          32,134                     *

Frank M. Meeks (5)  . . . . . . . . . . . . . . . . . .          27,500                     *

Carol O'Cleireacain, Ph.D. (6)  . . . . . . . . . . . .           7,500                     *

Paul H. Silverman, Ph.D., D.Sc. (6) . . . . . . . . . .           7,500                     *

All Executive Officers and Directors
  as a group (8 persons) (7)  . . . . . . . . . . . . .       1,468,607                  26.7


--------------------------
 *       less than 1%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options and warrants currently exercisable or convertible, or exercisable or convertible within 60 days of April 29, 1997, are deemed beneficially owned and outstanding for computing the percentage of the person holding such securities, but are not considered outstanding for computing the percentage of any other person.

(2) Includes 88,173 shares issuable within 60 days of April 29, 1997 upon exercise of the Glasky Warrant and 4,000 shares owned by the AIT Cash or Deferred Profit Sharing Plan (401(k)), of which Dr. Glasky is the trustee. Does not include 50,462 shares beneficially owned by Dr. Glasky's wife, Rosalie H. Glasky, and 32,134 shares beneficially owned by Mark J. Glasky, Dr. Glasky's adult son, for which Dr. Glasky disclaims beneficial ownership.

(3)      Mark J. Glasky is the adult son of Dr. Alvin J. Glasky.

(4) Includes 7,500 shares subject to options held by Mr. Glasky which are currently exercisable or exercisable within 60 days of April 29, 1997, and 1,000 shares subject to currently exercisable warrants.

(5) Includes 7,500 shares subject to options held by Mr. Meeks which are currently exercisable or exercisable within 60 days of April 29, 1997. Does not include 460 shares beneficially owned by Mr. Meeks' wife, for which Mr. Meeks disclaims beneficial ownership.

(6) Includes 7,500 shares subject to options held by each of Drs. O'Cleireacain and Silverman which are currently exercisable or exercisable within 60 days of April 29, 1997.

(7) Includes 88,173 shares issuable upon the exercise of the Glasky Warrant, 53,500 shares subject to options which are currently exercisable or exercisable within 60 days of April 29, 1997, 2,050 shares subject to currently exercisable warrants.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

         Five directors (constituting the entire Board of Directors) are to be elected at the Annual Meeting. Unless otherwise specified, the enclosed proxy will be voted in favor of the persons named below. In the event any of these nominees shall be unable to serve as a director, the shares represented by the proxy will be voted for the person, if any, who is designated by the Board of Directors to replace the nominee. All nominees have consented to be named and have indicated their intent to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable to serve or that any vacancy on the Board of Directors will occur.

         All directors elected at the Annual Meeting will hold office until the next annual meeting of the shareholders of the Company and until their successors are elected and qualified. However, if the proposal to reincorporate the Company in the state of Delaware (Proposal No. 2) is approved by the shareholders, the Board of Directors will be divided into two classes, as nearly equal in number as possible, with each class serving terms of two years expiring in alternate years. Class I will consist of two directors and will serve for an initial term expiring at the annual meeting of shareholders to be held in 1998. Class II will consist of three directors and will serve until the annual meeting of shareholders to be held in 1999. If all of the nominees named below are elected and if Proposal No. 2 is approved, Frank M. Meeks and Dr. Paul H. Silverman will serve as Class I directors and Dr. Alvin
J. Glasky, Mark J. Glasky and Dr. Carol O'Cleireacain will serve as Class II directors. See Proposal No. 2 below.

         The nominees, their ages, the year in which each first became a director of the Company and their principal occupations or employment during the past five years are as follows:

Name                                               Age                     Position
----                                               ---                     --------
Alvin J. Glasky, Ph.D.    . . . . . . . . . .       63         Chairman of the Board,
                                                               Chief Executive Officer, President
                                                               and Director
Mark J. Glasky  . . . . . . . . . . . . . . .       35         Director
Frank M. Meeks  . . . . . . . . . . . . . . .       52         Director
Carol O'Cleireacain, Ph.D.    . . . . . . . .       50         Director
Paul H. Silverman, Ph.D., D.Sc.   . . . . . .       72         Director

         Alvin J. Glasky, Ph.D., has been Chief Executive Officer, President and a director of AIT since its inception in June 1987, and has served as the Chairman of the Board, Chief Executive Officer, President and a director of the Company since July 1989, when AIT became a wholly-owned subsidiary of the Company. From March 1986 to January 1987, Dr. Glasky was Executive Director of the American Social Health Association, a non-profit organization. From 1968 until March 1986, Dr. Glasky was the President and Chairman of the Board of Newport Pharmaceuticals International, Inc., a publicly-held pharmaceutical company that developed, manufactured and marketed prescription medicines. From 1966 to 1968, Dr. Glasky served as Director of Research for ICN Pharmaceutical, Inc. and as Director of the ICN-Nucleic Acid Research Institute in Irvine, California. During that period he was also an assistant professor in the Pharmacology Department of the Chicago Medical School. Dr. Glasky currently holds a research professor position at Olive View/UCLA Medical Center. Dr. Glasky received a B.S. degree in Pharmacy from the University of Illinois College of Pharmacy in 1954 and a Ph.D. degree in Biochemistry from the University of Illinois Graduate School in 1958. Dr. Glasky was also a Post-Doctoral Fellow, National Science Foundation, in Sweden.

         Mark J. Glasky has been a director of the Company since August 1994. Since 1982, Mr. Glasky has been employed by Bank of America NT&SA in various corporate lending positions and currently serves as Vice President-Credit Risk Manager. Mr. Glasky obtained a B.S. degree in International Finance from the University of Southern California in 1983 and an M.B.A. degree in Corporate Finance from the University of Texas at Austin in 1987.

         Frank M. Meeks has been a director of the Company since July 1989. Since September 1992, Mr. Meeks has been pursuing personal investments in real estate, property management and oil and gas. Mr. Meeks was employed by Environmental Developers, Inc., a real estate development and construction company, from June 1979 until March 1993, first as Vice President and finally as Financial Vice President. Mr. Meeks obtained a B.S. degree in Business Administration from Wittenberg University in 1966, and an M.B.A. degree from Emory University in 1967. Mr. Meeks is a non-practicing certified public accountant and a licensed real estate broker.

         Carol O'Cleireacain, Ph.D., has been a director of the Company since September 1996. Dr. O'Cleireacain has served as an independent economic consultant since 1994 and Visiting Fellow at The Brookings Institution since May 1996. Dr. O'Cleireacain previously served as the Director of the New York City Office of Management and Budget from August 1993 until December 1993. From February 1990 until August 1993 Dr. O'Cleireacain was the Commissioner of the New York City Department of Finance. Dr. O'Cleireacain also is a member of the Council of Foreign Relations. Dr. O'Cleireacain received a B.A. degree in Economics from the University of Michigan in 1968, an M.A. degree in Economics from the University of Michigan in 1970 and a Ph.D. in Economics from the London School of Economics in 1977.

         Paul H. Silverman, Ph.D., D.Sc. has been a director of the Company since September 1996. Since March 1993, Dr. Silverman has been an Adjunct Professor in the Department of Medicine at the University of California, Irvine and the Director of Corporate and Government Affairs at the Beckman Laser Institute and Medical Clinic in Irvine, California. Dr. Silverman served as an Associate Chancellor for the Center for Health Sciences at the University of California, Irvine from January 1994 through July 1996. From August 1992 until January 1994, Dr. Silverman was Director of Scientific Affairs at Beckman Instruments, Inc. From November 1990 until December 1993, Dr. Silverman was the Director of the Systemwide Biotechnology Research and Education Program for the University of California. Prior to 1990, Dr. Silverman served as the Director of the Donner Laboratory at the University of California, Berkeley, as the President of the University of Maine at Orono, as the President of Research Foundation of the State University of New York, and as the head of the Department of Immunoparasitology at Glaxo, Ltd. Dr. Silverman received his Ph.D. in Parasitology and Epidemiology and his Doctor of Science degree from the University of Liverpool, England.

         The Board of Directors has an Audit Committee which is charged with reviewing the results and scope of the audit and other services provided by the Company's independent public accountants. The Audit Committee currently consists of Mark Glasky, Mr. Meeks and Dr. O'Cleireacain (who serves as Chair). The Audit Committee was formed in September 1996 and did not meet during 1996. The Board of Directors also has a Compensation Committee which was established to make recommendations to the Board regarding the salaries and incentive compensation for executive officers of the Company as well as to administer the Company's stock option plans. The Compensation Committee is currently composed of Mr. Meeks (who serves as Chair), Dr. O'Cleireacain and Dr. Silverman. The Compensation Committee was formed in September 1996 and did not meet during 1996.

         The Board of Directors held a total of four meetings during the fiscal year ended December 31, 1996. No director attended fewer than 75% of the aggregate of all meetings of the Board of Directors and the committees, if any, on which such director served and which were held during the period of time that he or she served on the Board or such committee.

COMPENSATION OF DIRECTORS

         Each of the Company's non-employee directors receives $1,000 for each Board of Directors meeting and $500 for each committee meeting attended (with the Chair of the committee receiving $1,000). The directors are also reimbursed for certain expenses in connection with attendance at Board meetings. During the year ended December 31, 1996, the Company also granted to each non-employee director an option to purchase 10,000 shares of Common Stock at $4.50 per share.

VOTE REQUIRED

         The five nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote for them, a quorum being present, shall be elected as directors. Only votes cast "FOR" a nominee will be counted, except that the accompanying proxy will be voted for all nominees in the absence of instructions to the contrary. Broker non-votes and proxies marked "withheld" as to one or more nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth summary information concerning the compensation of the Company's Chief Executive Officer (the "Named Executive Officer") for services rendered to the Company in all capacities during the fiscal years ended December 31, 1995 and 1996. No other executive officer of the Company received compensation in 1996 in excess of $100,000.

                                                                                        LONG TERM
                                                                                      COMPENSATION
                                                                                          AWARDS
                                                                                     ---------------
                                                        ANNUAL COMPENSATION             SECURITIES
                                                     -----------------------------      UNDERLYING
NAME AND PRINCIPAL POSITION              YEAR           SALARY          BONUS           OPTIONS (#)
---------------------------              ----        ------------    -------------   ----------------
Alvin J. Glasky, Ph.D. . . . . . . . . . 1996         $165,398 (1)          --              75,000
Chairman, Chief Executive Officer        1995          125,400 (1)          --                  --
  and President

--------------------------
(1)      Includes an auto allowance of $450 per month.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth the options granted during the period commencing January 1, 1996 and ending December 31, 1996 to the Named Executive
Officer:

                                         PERCENTAGE OF
                                         TOTAL OPTIONS
                          OPTIONS         GRANTED TO           EXERCISE
                          GRANTED        EMPLOYEES IN            PRICE            EXPIRATION
NAME                  (NO. OF SHARES)     FISCAL YEAR          ($/SHARE)             DATE
----                  ---------------    -------------         ---------          ----------
Dr. Alvin J. Glasky      75,000(1)            85%                $4.13            07/01/2001

----------------
(1) Option becomes exercisable in three equal annual installments from the date of grant.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES

         The following table sets forth the options exercised during the period commencing January 1, 1996 and ending December 31, 1996 by the Named Executive
Officer:

                                                     NUMBER OF SECURITIES
                                                          UNDERLYING              VALUE OF UNEXERCISED
                           NUMBER OF                UNEXERCISED OPTIONS AT       IN-THE-MONEY OPTIONS AT
                            SHARES                     FISCAL YEAR-END             FISCAL YEAR-END(1)
                            ACQUIRED     VALUE     ------------------------      ------------------------
NAME                      ON EXERCISE   REALIZED   EXERCISABLE  UNEXERCISED      EXERCISED    UNEXERCISED
----                      -----------   --------   -----------  -----------      ---------    -----------
Dr. Alvin J. Glasky                --         --            --     75,000               --             --

-----------------------
(1) Based upon the closing price of the Common Stock on December 31, 1996, as reported by the NASDAQ National Market ($4.125 per share).

EMPLOYMENT AGREEMENT

         The Company entered into an employment agreement with Dr. Alvin J. Glasky, effective as of July 1, 1996. The agreement requires Dr. Glasky to devote all of his productive time, attention, knowledge and skill to the affairs of the Company during the term of the agreement. The agreement provides for an annual base salary of $200,000 with annual increases and an annual bonus based on the Company's attainment of certain performance objectives. The agreement ends on June 30, 1999 and may be terminated by the Company with or without "cause" (as defined in the agreement). The agreement also provides for guaranteed severance payments equal to Dr. Glasky's annual base salary over the remaining life of the agreement upon the termination of employment without cause or upon a change in control of the Company. In connection with entering into this agreement, Dr. Glasky was granted an incentive stock option to purchase 75,000 shares of Common Stock at an exercise price of $4.13 per share, which vests in three equal increments over the life of Dr. Glasky's employment agreement.

STOCK OPTION PLANS

         The Company currently has two stock option plans: the 1987 Incentive Stock Option Plan (the "1987 Plan") and the 1991 Stock Incentive Plan (the "1991 Plan, and together with the 1987 Plan, the "Plans"). The Plans were adopted by the Company's shareholders and Board of Directors in December 1987 and May 1991, respectively, and provide for the granting of "incentive stock options," within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The 1991 Plan also provides for the grant of nonqualified stock options, stock appreciation rights ("SARs") and bonus stock. The 1987 and 1991 Plans authorized for issuance up to 20,000 and 140,000 shares, respectively, of the Company's Common Stock. The number of shares issuable under the 1991 Plan is increased each January 1 by a number equal to one percent of the Company's then total outstanding shares. On August 7, 1996, the Company's shareholders approved an amendment to the 1991 Plan increasing the number of authorized shares by 60,000, to a total of 293,154 shares as of that date. As of January 1, 1997, the number of shares authorized under the 1991 Plan automatically increased by 53,618 (one percent of the total shares outstanding on that date) to a total of 346,772. Under the Plans, incentive stock options may be granted to employees, and nonqualified stock options, SARs and bonus stock provided for in the 1991 Plan may be granted to employees of the Company and other persons whose participation in the 1991 Plan is determined to be in the Company's best interests. The Plans are administered by the Board of Directors or a committee appointed by the Board (the "Committee"), which has sole discretion and authority, consistent with the provisions of the Plans, to determine which eligible participants will receive options, the time when options will be granted, the terms of options granted and the number of shares which will be subject to options granted under the Plans. As of January 1, 1997, there were options to purchase 165,000 shares of Common Stock outstanding under the 1991 Plan and no options outstanding under the 1987 Plan.

         In the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, all outstanding options and SARs granted under the 1991 Plan shall be assumed or equivalent options and SARs substituted by the successor corporation. In the event a successor corporation refuses to assume or substitute the options and SARs, the exercisability of the options and SARs under the 1991 Plan shall be accelerated.

         The exercise price of incentive stock options must be not less than the fair market value of a share of Common Stock on the date of the option is granted (110% with respect to optionees who own at least 10% of the outstanding Common Stock). Nonqualified options shall have such exercise price as determined by the Committee. The Committee has the authority to determine the time or times at which options granted under the Plans become exercisable, provided that options expire no later than ten years from the date of grant (five years with respect to optionees who own at least 10% of the outstanding Common Stock). Options are nontransferable, other than upon death, by will and the laws of descent and distribution, and incentive stock options may be exercised only by an employee while employed by the Company or within three months after termination of employment (one year for termination resulting from death or disability).

         In the event that the shareholders approve the adoption of the 1997 Plan (see Proposal No. 3 below), the Company intends to terminate the 1987 Plan (as to which there are currently no outstanding options) and to cease making grants under the 1991 Plan.

SECTION 401(K) PLAN

         In January 1990, the Company adopted the AIT Cash or Deferred Profit Sharing Plan (the "401(k) Plan") covering the Company's full-time employees located in the United States. The 401(k) Plan is intended to qualify under
Section 401(k) of the Code, so that contributions to the 401(k) Plan by employees or by the Company, and the investment earnings thereon, are not taxable to employees until withdrawn from the 401(k) Plan, and so that contributions by the Company, if any, will be deductible by the Company when made. Pursuant to the 401(k) Plan, employees may elect to reduce their current compensation by up to the statutorily prescribed annual limit ($9,500 in 1996) and to have the amount of such reduction contributed to the 401(k) Plan. The 401(k) Plan permits, but does not require, additional matching contributions to the 401(k) Plan by the Company on behalf of all participants in the 401(k) Plan. The Company has not made any contributions to the 401(k) Plan.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act, as amended (the "Exchange Act") requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the SEC and the National Association of Securities Dealers, Inc.
Executive officers, directors and persons who beneficially own more than ten percent of the Company's Common Stock are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely upon its review of the copies of reporting forms furnished to the Company, and written representations that no other reports were required, the Company believes that all filing requirements under Section 16(a) of the Exchange Act applicable to its directors, officers and any persons holding ten percent or more of the Company's Common Stock with respect to the Company's fiscal year ended December 31, 1996, were satisfied, except that the Form 3 Initial Statement of Beneficial Ownership of Securities filed by Mr. Meeks in September 1996 inadvertently omitted 460 shares of Common Stock owned of record by Mr. Meeks' wife and which, under Section 16(a) of the Exchange Act, are deemed to be beneficially owned by Mr. Meeks. Mr. Meeks has disclaimed beneficial ownership of these shares of Common Stock, and a filing with the correct information has been made with the SEC.

                              CERTAIN TRANSACTIONS

         In September 1990, the Company issued a warrant to Dr. Alvin J. Glasky (the "Glasky Warrant") to purchase up to 88,173 shares of Common Stock of the Company at any time between September 1, 1990 and August 31, 1995 for $3.75 per share. Effective August 31, 1995, the expiration date of the Glasky Warrant was extended to August 31, 2000.

         On June 30, 1990, in exchange for cancellation of $503,148 of indebtedness for unpaid compensation, the Company issued a total of 402,518 shares of Common Stock in the following amounts: Dr. Alvin Glasky 184,000 shares; Sanford Glasky (the brother of Dr. Alvin Glasky), 60,012 shares; JoAnne Law, 24,333 shares; Luana Kruse 19,200 shares; Rosalie Glasky (the wife of Dr. Glasky), 28,066 shares; and John W. Baldridge, 86,906 shares (the "1990 Restricted Stock Exchange"). On December 30, 1993, in exchange for cancellation of $690,795 of indebtedness for unpaid compensation and accrued expenses, the Company issued a total of 276,318 shares of Common Stock in the following amounts: Dr. Alvin Glasky, 169,001 shares; Sanford Glasky, 49,837 shares; JoAnne Law, 16,559 shares; Luana Kruse

19,800 shares; Rosalie Glasky, 19,178 shares; and John W. Baldridge, 1,942 shares (the "1993 Restricted Stock Exchange"). Both the 1990 Restricted Stock Exchange and the 1993 Restricted Stock Exchange involved a risk of forfeiture whereby if the Company did not generate a minimum of $500,000 in total operating revenues from inception through December 31, 1995, all shares would be returned to the Company with the holders forfeiting all rights to the shares and forfeiting any claim to the previously accrued but unpaid compensation. Effective December 31, 1995, five of the parties, all of whom were present or past employees of the Company, entered into agreements with the Company whereby the forfeiture date was extended from December 31, 1995 to December 31, 1997 in exchange of increasing the minimum total operating revenues which the Company would need to achieve in order to avoid forfeiture of the shares from $500,000 to $1,000,000, with such revenues to be achieved by December 31, 1997. If the Company achieves $1,000,000 in total operating revenues by December 31, 1997, the holders of the shares subject to forfeiture are entitled to certain registration rights covering those shares. One party to the 1990 and 1993 Restricted Stock Exchanges has claimed that his shares are vested, that there was no need for him to enter into the new agreement extending the forfeiture date and therefore he has not entered into an agreement under the new terms with respect to the 88,848 shares held by him (the "Forfeited Shares"). Although the Company believes that the Forfeited Shares were forfeited under the terms of the Restricted Stock Exchanges 1990 and 1993, the Company has accounted for the Forfeited Shares as outstanding until such time as the Company can obtain the surrender of the Forfeited Shares.

         On June 6, 1991, the Company entered into an agreement (the "1991 Patent Agreement") with Dr. Alvin Glasky whereby Dr. Glasky assigned to the Company all rights to the inventions covered by United States Patent No. 5,091,432 and any corresponding foreign applications and patents, including all continuations, divisions, reissues and renewals of said applications and any patents issued out of or based upon said applications (the "Assigned Rights"). The 1991 Patent Agreement was amended on July 26, 1996. The 1991 Patent Agreement, as amended, calls for the Company to pay Dr. Glasky a two percent royalty on all revenues derived by the Company from the use and sale by the Company of any products covered by these patents and applications or any patents derived from them. In the event that Dr. Glasky's employment is terminated by the Company without cause, the royalty rate shall be increased to five percent and in the event that Dr. Glasky dies during the term of the 1991 Patent Agreement, Dr. Glasky's family or estate shall be entitled to continue to receive royalties at the rate of two percent. The 1991 Patent Agreement terminates on the later of its ten year anniversary or the expiration of the final patent included within the Assigned Rights. On June 30, 1996, the Company and Dr. Glasky entered into an agreement whereby Dr. Glasky assigned to AIT all rights to the inventions covered by United States Patent No. 5,447,939 (the "1996 Patent Agreement"). The scope of the 1996 Patent Agreement as well as its terms and conditions are identical in all material respects to the 1991 Patent Agreement; provided, however, that the aggregate royalty amount with respect to any product shall be two percent (five percent in the event of termination without cause), even if a product is based on both patents. The 1996 Patent Agreement was also amended on July 26, 1996. Dr. Glasky will not receive any royalties with respect to sales of products which utilize patent rights licenses to the Company by McMaster University.

         On December 31, 1993, the Company issued 200,000 shares of Common Stock to Dr. Glasky in exchange for cancellation of $500,000 of indebtedness for loans made by Dr. Glasky to the Company. Dr. Glasky received certain registration rights with respect to these shares. The remaining $257,900 in principal on the loans payable and accrued interest of $300,404 due to Dr. Glasky were converted into a $558,304 Secured Promissory Note due January 1, 1996 bearing interest at 7% per annum (the "1993 Note"). The 1993 Note is secured by all assets of the Company. On January 1, 1996, the due date of the 1993 Note was extended to December 31, 1996 and the interest rate was increased to 9% per annum. In June 1996, the due date of the 1993 Note was extended to December 31, 1997.

         In July 1996, all of the holders of the 75 outstanding Revenue Participation Units ("RPUs") converted their RPUs into an aggregate of 300,000 shares of Common Stock. As a part of this transaction, Dr. Glasky converted his 28 outstanding RPUs into a total of 112,000 shares of Common Stock.

                                   PROPOSAL 2

                   REINCORPORATION OF THE COMPANY IN DELAWARE

GENERAL

         The Board of Directors has unanimously approved a proposal to change the Company's state of incorporation from Colorado to Delaware.
Reincorporation in Delaware will allow the Company to take advantage of certain provisions of the corporate laws of Delaware. The reincorporation will not result in any change in the business, management, assets, liabilities or net worth of the Company. The purposes and effects of the proposed reincorporation are summarized below.

         In order to effect the Company's reincorporation in Delaware, the Company will be merged into NeoTherapeutics, Inc., a Delaware corporation, a wholly-owned subsidiary of the Company which was recently incorporated for the purpose of effecting the merger. The Delaware subsidiary has not engaged in any activities except in connection with the proposed reincorporation. The mailing address of its principal executive offices and its telephone number are the same as those of the Company.

         Throughout this discussion, the term "NeoTherapeutics Colorado" refers to NeoTherapeutics, Inc., the existing Colorado corporation, the term "NeoTherapeutics Delaware" refers to the new wholly-owned Delaware subsidiary that will be the surviving corporation after the reincorporation, and the term "Company" includes both, without regard to the state of incorporation.

         As part of its approval and recommendation of the Company's reincorporation in Delaware, the Board has approved, and recommends to the shareholders for their adoption and approval, an Agreement and Plan of Merger (the "Reincorporation Agreement") pursuant to which NeoTherapeutics Colorado will be merged with and into NeoTherapeutics Delaware. After the merger, the Company will be governed by the Delaware General Corporation Law ("DGCL"), the Certificate of Incorporation of NeoTherapeutics Delaware (the "Delaware Certificate"), and the Bylaws of NeoTherapeutics Delaware (the "Delaware Bylaws"). The Reincorporation Agreement, Delaware Certificate, and Delaware Bylaws are attached hereto as Exhibit A, Exhibit B and Exhibit C, respectively. The discussion contained in this Proxy Statement is qualified in its entirety by reference to such Exhibits.

         Under the Colorado Business Corporation Act ("CBCA"), the affirmative vote of a majority of the outstanding shares is required to approve the reincorporation of the Company in Delaware through the above-described merger (hereafter referred to as the "Reincorporation"). Shareholders who vote against the Reincorporation will not be entitled to dissenters' appraisal rights because the Company's shares are listed on the Nasdaq National Market.

         Upon effectiveness of the Reincorporation, each outstanding share of Common Stock of NeoTherapeutics Colorado will be converted into one share of Common Stock of NeoTherapeutics Delaware. Outstanding options and warrants to purchase shares of Common Stock of NeoTherapeutics Colorado will be converted into options and warrants, respectively, to purchase the same number of shares of Common Stock of NeoTherapeutics Delaware. Each employee stock plan and any other employee benefit plan to which NeoTherapeutics Colorado is a party, whether or not such plan relates to the Common Stock of NeoTherapeutics Colorado, will be assumed by NeoTherapeutics Delaware and, to the extent any such plan provides for the issuance or purchase of Common Stock of NeoTherapeutics Colorado, will be deemed to provide for the issuance or purchase of shares of Common Stock of NeoTherapeutics Delaware.

         IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF NEOTHERAPEUTICS DELAWARE; OUTSTANDING STOCK CERTIFICATES OF NEOTHERAPEUTICS COLORADO SHOULD NOT BE DESTROYED OR SENT TO THE COMPANY.

         The Company's Common Stock will continue to be traded on the Nasdaq National Market, and the Nasdaq National Market will consider the existing stock certificates as constituting "good delivery" in transactions subsequent to the Reincorporation.

PRINCIPAL REASONS FOR CHANGING THE COMPANY'S STATE OF INCORPORATION

         The Company's Board of Directors believes the Reincorporation will provide flexibility for both the management and business of the Company. Delaware is a favorable legal and regulatory environment in which to operate. For many years, Delaware has followed a policy of encouraging incorporation in its state and has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. The Delaware courts' expertise in dealing with corporate issues, and the development of a substantial body of case law construing Delaware law and establishing public policies, provides greater predictability of corporate legal affairs.

         As a Delaware corporation, the Company would qualify for the provisions of Section 203 of the DGCL ("Section 203"), which regulates certain business combinations between a corporation and an "interested shareholder" of the corporation. The CBCA does not contain any special provisions for business combinations following a change of control of the Company. While the Reincorporation proposal is not being recommended in response to any known specific effort to accumulate the Company's shares or to obtain control of the Company, the Board believes the provisions of Section 203 will enhance the Board's ability to assure more equitable treatment of the Company's shareholders if a takeover is attempted. See "The Delaware Business Combinations Statute" below for a description of Section 203.

VOTE REQUIRED FOR THE REINCORPORATION PROPOSAL

         The affirmative vote of the holders of a majority of the outstanding shares of NeoTherapeutics Colorado's Common Stock entitled to vote will be required for approval of the Reincorporation proposal, which also will constitute approval of the Reincorporation Agreement, the Delaware Certificate and the Delaware Bylaws. Abstentions and broker non-votes will have the same effect as votes against the proposal. Proxies solicited by management will be voted "FOR" approval of the Reincorporation.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSED REINCORPORATION.

THE DELAWARE BUSINESS COMBINATIONS STATUTE

         Section 203 prohibits certain transactions between a Delaware corporation and an "interested shareholder," which is defined as a person that is directly or indirectly a beneficial owner of 15% or more of the voting power of the outstanding voting stock of the corporation and such person's affiliates and associates. Section 203 prohibits certain business combinations (defined broadly to include mergers, consolidations, sales or other dispositions of assets having an aggregate value in excess of 10% of the consolidated assets of a corporation, and certain transactions that would increase the interested shareholder's proportionate share ownership in a corporation) between an interested shareholder and a corporation for a period of three years following the date the person became an interested shareholder, unless (i) the Board of Directors previously approved the business combination or the transactions which resulted in the shareholder becoming an interested shareholder, (ii) the interested shareholder acquired at least 85% of the voting stock of such corporation in the transaction in which it became an interested shareholder, or
(iii) the business combination is approved by the Board of Directors and is authorized at an annual or special meeting of shareholders, by the affirmative vote of two-thirds of the outstanding voting stock owned by disinterested shareholders.

         Section 203 will apply to the Company if the Reincorporation is consummated. Section 203 would allow the Company additional time to evaluate a takeover proposal, prepare appropriate alternatives, and thereby encourage persons contemplating a transaction with the Company to negotiate directly with the Company on a fair and equitable basis. Section 203 could make more difficult or discourage a tender offer for the Company's Common Stock, or the completion of a "two-tiered" merger by a holder of a substantial block of the Company's Common Stock, irrespective of whether such action might be perceived by shareholders holding a majority of the Company's Common Stock to be beneficial to the Company and its shareholders.

         Section 203 could adversely affect the ability of shareholders to benefit from certain transactions which are opposed by the Board or by shareholders owning 15% of the Company's Common Stock, even if the price offered in such transactions represents a premium over the then-current market price of the Company's Common Stock. To the extent that the Board's disapproval of a proposed transaction discourages establishment of a controlling stock interest, the position of the Board and current management may be strengthened, thereby assisting those persons in retaining their positions.

         The Board, after careful consideration of Section 203, believes that becoming subject to the provisions of Section 203 will be in the best interests of the Company and its shareholders. In the past, there have been a number of surprise takeovers of publicly-owned corporations which have occurred through tender offers or other sudden purchases of a substantial number of outstanding shares. Such tender offers and other share purchases are often followed by a merger or acquisition of the target corporation by the purchaser without any negotiations with the Board of Directors of the target corporation. Such a "two-tiered" business combination automatically eliminates minority interests in the target corporation, often for less valuable consideration per share than was paid in the purchaser's original tender offer or market purchases. In other instances, a purchaser has used its controlling interest to effect other transactions having an adverse impact on the target corporation and its shareholders. The protections afforded by Section 203 will increase the likelihood that anyone contemplating a transaction with the Company would negotiate directly with the Company in advance. The Board believes that it is in a better position than the individual shareholders of the Company to negotiate effectively for an adequate price for all the shareholders, since the Board is likely to be more knowledgeable than any individual shareholder in assessing the business and prospects of the Company.

         The Board of Directors has carefully considered the potential adverse effects of being subject to the provisions of Section 203 described above and has unanimously concluded that the adverse effects are substantially outweighed by the increased protection which the statute will afford the Company and its shareholders.

COMPARISON OF CERTAIN PROVISIONS OF NEOTHERAPEUTICS DELAWARE'S CERTIFICATE OF INCORPORATION AND BYLAWS TO NEOTHERAPEUTICS COLORADO'S ARTICLES OF INCORPORATION AND BYLAWS.

         After the Reincorporation, the Company will be governed by the DGCL, the Delaware Certificate, and the Delaware Bylaws. The following is a summary of certain significant differences between the provisions of the Delaware Certificate and Delaware Bylaws and those of the Articles of Incorporation (the "Colorado Articles") and Bylaws (the "Colorado Bylaws") of NeoTherapeutics Colorado. This summary does not purport to be complete, and reference is made to the Delaware Certificate and Delaware Bylaws, which are attached hereto as Exhibit B and Exhibit C, respectively. Copies of the Colorado Articles and Colorado Bylaws are on file with the SEC and are available for inspection at the Company's principal executive offices and will be sent to the Company's shareholders upon written request.

         Capitalization. The Colorado Articles authorize the Company to issue 25,000,000 shares of Common Stock, no par value, and 5,000,000 shares of preferred stock, no par value (the "Preferred Stock"). As of April 29, 1997, there were 5,361,807 shares of Common Stock outstanding and there were no shares of Preferred Stock outstanding. The Delaware Certificate also authorizes the issuance of

25,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, but in each case with a par value of $0.001 per share. Under both the Colorado Articles and the Delaware Certificate, preferred stock may be issued in one or more series, each series consisting of such number of shares and having such dividend, liquidation, voting, conversion, redemption and other rights, if any, as the Board of Directors may determine, without further shareholder approval. The Company has no definitive plans, arrangements, commitments, or understandings, however, with respect to the issuance of any shares of preferred stock which would be authorized by the Delaware Certificate.

         In the Reincorporation each share of Common Stock of NeoTherapeutics Colorado will be converted into one share of Common Stock of NeoTherapeutics Delaware. Accordingly, the Reincorporation would not affect the extent of any shareholder's proportional ownership interest in the Company.

         Consideration for the Issuance of Shares. The Colorado Bylaws state that the promissory note of a subscriber or direct purchaser of shares from the Company, or the unsecured or non-negotiable promissory note of any other person, does not constitute valid payment for shares. Although the Delaware Bylaws are silent on this issue, the DGCL permits the Board of Directors to issue stock in exchange for a promissory note in an amount not to exceed the difference between the purchase price and the par value of the shares. The DGCL provision allows the Company greater flexibility in raising capital and in using equity as incentive compensation for employees and other service providers.

         Elimination of Shareholders' Right to Call Special Meetings. The Colorado Bylaws provide that a special meeting of shareholders may be called by the President or the Board of Directors, and shall be called by the President upon request of the holders of not less than 10% of all the shares entitled to vote at a shareholders' meeting. The Delaware Bylaws provide that a special meeting of shareholders may be called only by the Board of Directors, the Chairman of the Board, or the Chief Executive Officer.

         The elimination, under the Delaware Bylaws, of the provision entitling 10% shareholders to call special meetings of the shareholders is designed to prevent persons attempting unfriendly takeovers to by-pass and avoid negotiations with the Board of Directors and to avoid the disruption and expense that would be associated with the holding of such special meetings with respect to matters that have not been given full consideration by the Board of Directors.

         The elimination of the shareholders' ability to call special meetings may have the effect of delaying consideration of a shareholder proposal until the next annual meeting unless a special meeting is called by the Board of Directors, the Chairman of the Board, or the President. In addition, since elimination of this provision could increase the amount of time required for a takeover bidder to obtain control of the Company, it could have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of the Company, even at a tender offer price which may exceed the prevailing market price. Elimination of the shareholders' ability to call a special meeting will also make the removal of directors more difficult because a proposal to replace the Board could be delayed until the next annual meeting.

         Creation of a Classified Board of Directors. The Colorado Bylaws fix the number of directors at five, with each director to serve until the next annual meeting of shareholders and thereafter until his successor shall have been elected and qualified. The Delaware Bylaws also fix the number of directors at five, but divide the Board of Directors into two classes, as nearly equal in number as possible, designated Class I (two directors) and Class II (three directors). Class I directors shall initially serve until the 1998 annual meeting of shareholders, and Class II directors shall initially serve until the 1999 annual meeting of shareholders. Thereafter, the directors of each Class shall be elected in alternate years to serve a term of two years. Should a vacancy occur in the Board of Directors, the remaining directors will have the power to appoint a new director to serve out the remainder of the term of office of the class in which the vacancy occurs.

         The persons elected as directors of NeoTherapeutics Colorado at the Annual Meeting will, if the Reincorporation is approved and becomes effective, serve as the directors of NeoTherapeutics Delaware and will be designated as Class I and Class II directors as set forth in "Proposal No. 1 -- Election of Directors" above.

         The Board believes that the staggered two-year terms of a classified board, with its election of approximately one-half of the directors each year, will help to assure the continuity and stability of the Company's long-term policies in the future, and permit it to more effectively represent the interests of shareholders in a variety of situations, including dealing with shareholder proposals since at least two of the directors at any given time will have prior experience as directors of the Company.

         The classification of directors, however, will have the effect of making it more difficult to change the overall composition of the Board of Directors. At least two meetings of the shareholders, instead of one, will be required for the shareholders to change the entire Board. The provision stating that the directors of the classified board may only be removed for cause will also make it more difficult to change the composition of the Board. See "Removal of Directors."

         Removal of Directors. Under the CBCA, the shareholders may remove one or more directors with or without cause unless the articles of incorporation require removal for cause only. The Colorado Articles are silent regarding removal of directors; consequently, the directors of NeoTherapeutics Colorado may be removed with or without cause. Under the DGCL, directors on a classified board may be removed by the shareholders only with cause, unless the certificate of incorporation provides otherwise. Because the Delaware Certificate is silent regarding removal of directors, the directors of NeoTherapeutics Delaware may only be removed with cause.

         The above provisions regarding elimination of shareholders' right to call a special meeting and the creation of a classified board with removal of directors only for cause may have significant effects on the shareholders' ability to change the composition of the incumbent Board of Directors and to benefit from certain transactions which may be opposed by the incumbent Board. These provisions may discourage a proxy contest, or the assumption of control by a holder of a large block of the Company's stock, or the removal of incumbent management, even if such a transaction would be favorable to the interests of shareholders. The Company is not aware of any effort to accumulate its securities or to gain control of it at this time, and the Reincorporation is not being proposed in order to block any such effort.

CERTAIN DIFFERENCES BETWEEN THE CORPORATION LAWS OF COLORADO AND DELAWARE

         The following discussion summarizes certain differences between the CBCA and the DGCL which may affect the interests of shareholders. The summary does not purport to be a complete statement of the differences between the CBCA and the DGCL and related laws affecting shareholders' rights, and the summary is qualified in its entirety by reference to the provisions of these laws.

         Voting Groups. The CBCA defines a "voting group" as all of the shares of a class or series of stock that under Articles 101-117 of the CBCA or the corporation's articles of incorporation are entitled to be counted together collectively on a matter at a shareholders' meeting. If multiple voting groups are entitled to vote on a matter, favorable action on the matter may be taken only when it is approved by each individual voting group. The CBCA entitles shareholders to vote in voting groups in specific circumstances. Although NeoTherapeutics Colorado currently has only one class of stock outstanding, any other class of capital stock that may be issued in the future by the Company would be entitled to vote separately as a voting group under the CBCA in connection with certain amendments to the articles of incorporation and certain plans of merger and share exchange. The DGCL has no equivalent provision for voting groups. See "-- Amendments to Certificate of Incorporation" and "-- Vote Required for Merger and Certain Other Transactions" below.

         Amendments to Certificate of Incorporation. Under the CBCA, an amendment to the articles of incorporation, with certain exceptions, must be proposed by the board of directors or the holders of shares representing at least 10% of all of the votes entitled to be cast on the amendment, and must then be approved by the holders of a majority of all votes cast within each voting group entitled to vote on the amendment. Under the CBCA, each holder of shares of an affected class or series of stock, voting in separate voting groups, is entitled to vote on any amendment to the articles of incorporation that would (i) increase or decrease the aggregate number of authorized shares of the class; (ii) effect an exchange or reclassification of all or part of the shares of the class into shares of another class; (iii) effect an exchange or reclassification, or create the right of exchange, of all or part of the shares of another class into shares of the class; (iv) change the designation, preferences, limitations, or relative rights of all or part of the shares of the class; (v) change the shares of all or part of the class into a different number of shares of the same class; (vi) create a new class of shares having rights or preferences with respect to distributions or dissolution that are prior, superior, or substantially equal to the shares of the class; (vii) increase the rights, preferences, or number of authorized shares of any class that, after giving effect to the amendment, have rights or preferences with respect to distributions or to dissolutions that are prior, superior, or substantially equal to the shares of the class; (viii) limit or deny an existing preemptive right of all or part of the shares of the class; or (ix) cancel or otherwise affect rights to distributions or dividends that have accumulated but have not yet been declared on all or part of the shares of the class.

         Under the DGCL, amendments to a certificate of incorporation must be adopted by the board of directors and must be approved by the holders of a majority of the voting power of the outstanding shares of stock entitled to vote. The DGCL requires the approval of a majority of the outstanding shares of a class of stock, voting as a separate class, for any amendment that changes the aggregate number of authorized shares of that class, alters the par value of that class, or adversely affects the powers, preferences, or special rights of that class.

         Vote Required for Merger and Certain Other Transactions. Under the CBCA, a plan of merger or share exchange or a transaction involving the sale, lease, exchange or other disposition of all or substantially all of a corporation's property must be adopted by the board of directors and then be approved by each voting group entitled to vote separately on such plan, share exchange or transaction by the holders of a majority of all the votes entitled to be cast on such plan, share exchange or transaction by that voting group. The CBCA requires separate voting by voting groups (i) on a plan of merger if the plan contains a provision that, if contained in an amendment to the articles of incorporation, would require action by one or more separate voting groups, and (ii) on a plan of share exchange by each class or series of shares included in the share exchange, with each class or series constituting a separate voting group.

         Under the DGCL, an agreement of merger or a sale, lease or exchange of all or substantially all of a corporation's assets must be approved by the board of directors and approved by the holders of a majority of the voting power of the outstanding shares entitled to vote thereon.

         Indemnification of Directors and Officers. The CBCA and the DGCL contain generally similar provisions for the indemnification of directors and officers. The CBCA permits indemnification of a director in connection with conduct in an official capacity only if the director acted in good faith and reasonably believed that his or her conduct was in the best interests of the corporation. The DGCL permits such indemnification if the director acted in good faith and reasonably believed that such conduct was in or not opposed to the best interests of the corporation. The CBCA generally precludes indemnification if there is an adjudication of liability that the director obtained an improper personal benefit. The DGCL does not specifically deal with cases of improper personal benefit. Neither the CBCA nor the DGCL permits a corporation to indemnify directors against judgments in actions brought by or in the right of the corporation in which such director was adjudged liable to the corporation, and the DGCL extends such limitation to indemnification of officers. However, both the CBCA and the DGCL permit indemnification for reasonable expenses incurred in connection with the proceedings and reasonable expenses incurred to obtain court-ordered indemnification, if the court determines that such person is entitled to indemnification. Both the CBCA and the DGCL permit the corporation to advance expenses to an officer or director only if such officer or director provides an undertaking for the repayment of any monies advanced if it is ultimately determined that the person receiving the advance is not entitled to indemnification. The CBCA prohibits provisions in articles of incorporation, bylaws, resolutions, or contracts that are inconsistent with the statutory provisions. The DGCL, however, specifies that the statutory provisions are not exclusive of other rights to indemnification or advancement of expenses that may be provided by bylaws, agreements, votes of shareholders or disinterested directors, or otherwise. Consequently, Delaware corporations may provide greater indemnification to their directors and officers than may Colorado corporations.

         Dissenters' Rights. Under the CBCA, a shareholder who complies with prescribed statutory procedures, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of his or her shares in the event of any of the following corporate actions: (i) consummation of a plan of merger to which the corporation is a party, if approval by the corporation's shareholders is required for the merger or if the corporation were a subsidiary that was merged with its parent corporation, (ii) consummation of a plan of share exchange to which the corporation is party as the corporation whose shares will be acquired, (iii) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the corporation's property if a shareholder vote is required for such disposition, and (iv) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if its shareholders are entitled to vote on whether the corporation will consent to the disposition. A shareholder, however, is generally not entitled to dissenters' rights if a corporation's stock trades on a national securities exchange or on the Nasdaq National Market.

         Generally, shareholders of a Delaware corporation who object to certain mergers or consolidations of the corporation are entitled to appraisal rights, requiring the surviving corporation to pay the fair value of the dissenting shares. There are, however, no statutory rights of appraisal with respect to shareholders of a Delaware corporation whose shares of stock are (i) listed on a national securities exchange or (ii) held of record by more than 2,000 shareholders, and further, appraisal rights are unavailable for any shares of stock of a surviving corporation in a merger if the merger did not require the approval of the shareholders of such corporation. Further, the DGCL does not provide appraisal rights to shareholders who dissent from the sale of all or substantially all of a corporation's assets unless the certificate of incorporation provides otherwise. The Delaware Certificate does not provide for appraisal rights upon the sale of all or substantially all of the assets of NeoTherapeutics Delaware.

         Dividends. Under the CBCA, the board of directors may authorize, and the corporation may pay, dividends subject to any restrictions in the corporation's articles of incorporation. However, no distribution may be made if, after payment of the dividend, (i) the corporation would not be able to pay its debts as they become due in the usual course of business or (ii) the corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were dissolved, to satisfy the preferential rights of shareholders whose preferential rights are superior to those holders receiving the dividend.

         Under the DGCL, a dividend may be paid on a corporation's common stock out of either surplus (excess of net assets over capital) or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. Dividends may not be paid on such stock out of surplus if the corporation's capital is less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets.

         Stock Repurchases. Under the CBCA, a corporation may purchase, redeem or otherwise acquire its own shares, unless after giving effect thereto, (i) the corporation would not be able to pay its debts as they become due in the usual course of business or (ii) the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were dissolved, to satisfy the preferential rights of shareholders whose preferential rights are superior to those holders whose shares are to be acquired.

         Under the DGCL, the corporation may purchase, redeem or otherwise acquire its own shares. However, the corporation may not (i) purchase or redeem its own shares of capital stock for cash or other property when the capital of the corporation is impaired or when such purchase or redemption would cause any impairment of the corporation's capital, except that the corporation may purchase or redeem out of capital any of its own shares which are entitled upon any distribution of its assets, whether by dividend or in liquidation, to a preference over another class or series of its stock, if such shares will be retired upon their acquisition and the capital of the corporation reduced; or (ii) purchase, for more than the price at which they may then be redeemed, any of its shares which are redeemable at the option of the corporation.

         Related Party Transactions. Under the CBCA, no contract or transaction between a corporation and one of its directors, or between a corporation and any other corporation or an entity in which one of the corporation's directors is a director or officer, or has a financial interest, is void or voidable solely for that reason, or solely because the director is present at or participates in the meeting of the board of directors or committee thereof which authorizes the contract or transaction, or solely because such director's votes are counted for that purpose, if: (i) the material facts as to such director's relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board of directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors; (ii) the material facts as to such director's relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or (iii) the contract or transaction is fair to the corporation.

         In addition, under the CBCA, the board of directors or a committee thereof may not authorize a loan by the corporation to one of its directors or to an entity in which such director is a director or officer or has a financial interest, or a guaranty by the corporation of an obligation of such director or of an obligation of an entity in which a such director is a director or officer or has a financial interest, until at least 10 days after written notice of the proposed authorization of the loan or guaranty has been given to the holders of the corporation's Common Stock.

         The DGCL contains provisions regarding transactions with directors that are generally similar to those of the CBCA. However, the DGCL provides that a corporation may loan money to, or guaranty any obligation incurred by, its officers (including those who are also directors) if, in the judgment of the board of directors, such loan or guarantee may reasonably be expected to benefit the corporation, without any notice to the shareholders of the corporation.

         Corporate Records; Shareholders Inspection. Under the CBCA, a shareholder is entitled to, upon written demand at least five business days in advance, inspect and copy, during regular business hours at the corporation's principal office, its articles of incorporation, the bylaws, minutes of all shareholders' meeting and records of all action taken by shareholders without a meeting for the past three years, all written communications within the past three years to shareholders as a group, a list of the names and business addresses of current directors and officers, a copy of the most recent corporate report delivered to the Colorado Secretary of State, and certain financial statements of the corporation prepared for periods ending during the last three years. In addition, a shareholder who (i) has been a shareholder for at least three months or who is a holder of at least five percent of all the outstanding shares of any class of the corporation's shares, (ii) makes a demand in good faith and for a purpose reasonably related to the shareholder's interest as a shareholder, (iii) describes with reasonable particularity the purpose and the records the shareholder desires to inspect, and (iv) requests records that are directly connected with the described purpose, is entitled to inspect and copy: excerpts from minutes or records of any board of directors meeting or action, excerpts from minutes or records of any shareholders' meeting or action, excerpts of records of any action of a committee of the board of directors, waivers of notices of any shareholder, board of directors or committee meeting, accounting records of the corporation, and records of the names and addresses of shareholders.

         Under the DGCL, any shareholder of a corporation, in person or by attorney or other agent, may, during the usual hours for business, inspect for any proper purpose, the corporation's stock ledger, a list of its shareholders, and its other books and records, and to make copies or extracts therefrom.

FEDERAL TAX CONSEQUENCES OF THE REINCORPORATION AND MERGER

         The Reincorporation should, under current law, constitute a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. No ruling, however, has been or is expected to be requested from the Internal Revenue Service as to the tax consequences of the Reincorporation.

         Assuming that the Reincorporation constitutes a tax-free reorganization, the federal income tax consequences to the Company and its shareholders are as follows: (1) no gain or loss will be recognized by NeoTherapeutics Colorado or NeoTherapeutics Delaware as a result of this transaction; (2) no gain or loss will be recognized by shareholders who exchange their NeoTherapeutics Colorado shares solely for NeoTherapeutics Delaware shares; and (3) shareholders will have the same tax basis in the shares of NeoTherapeutics Delaware received in this transaction as the basis in the shares of NeoTherapeutics Colorado exchanged therefor, and the holding period of the shares of NeoTherapeutics Delaware will include the period during which the shares of NeoTherapeutics Colorado were held, provided such shares of NeoTherapeutics Delaware were held as capital assets on the effective date of the Reincorporation.

         The foregoing summary of federal income tax consequence is included for general information only and does not address the federal income tax consequences to all holders, including those who acquired shares of Common Stock pursuant to the exercise of employee stock options or otherwise as compensation. IN VIEW OF THE INDIVIDUAL NATURE OF TAX CONSEQUENCES, SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES OF THE TRANSACTION, INCLUDING THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS.

AMENDMENT

         The Reincorporation Agreement may be amended, modified or supplemented prior to the effective time of the Reincorporation upon the approval of the Board of Directors of NeoTherapeutics Colorado and NeoTherapeutics Delaware. However, no amendment, modification or supplement may be made after the approval of the Reincorporation by the shareholders of NeoTherapeutics Colorado which changes the Reincorporation Agreement in a way which, in the judgment of the Board of Directors of NeoTherapeutics Colorado, would have a material adverse effect on the shareholders of NeoTherapeutics Colorado, unless such amendment, modification or supplement is approved by such shareholders.

TERMINATION

         The Reincorporation Agreement provides that the Board of Directors of NeoTherapeutics Colorado may terminate the Reincorporation Agreement and abandon the merger contemplated thereby at any time prior to its effective time, whether before or after approval by the shareholders of NeoTherapeutics Colorado, if circumstances arise which cause the Board of Directors to determine, in their discretion, that such action is advisable.

                                   PROPOSAL 3

                     APPROVAL OF THE NEOTHERAPEUTICS, INC.
                           1997 STOCK INCENTIVE PLAN

         The Board of Directors of the Company has adopted, subject to shareholder approval, the NeoTherapeutics, Inc. 1997 Stock Incentive Plan (the "1997 Plan"). The Board of Directors believes that the 1997 Plan will enhance the Company's ability to attract, motivate and retain the services of qualified employees, officers and directors (including non-employee officers and directors), consultants and other service providers upon whose judgment, initiative and efforts the successful conduct and development of the Company's business largely depends, by providing them with an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company.

VOTE REQUIRED FOR APPROVAL AND RECOMMENDATION OF THE BOARD OF DIRECTORS

         Approval of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required to approve the adoption of the 1997 Plan. Broker non-votes with respect to this matter will be treated as neither a vote "for" nor a vote "against" the matter, although they will be counted in determining if a quorum is present. Proxies marked "abstain" or a vote to abstain by a shareholder present in person at the Annual Meeting will have the same legal effect as a vote "against" the matter because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.

         THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 3 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

DESCRIPTION OF THE 1997 PLAN

         The following description of the principal features of the 1997 Plan is qualified in its entirety by reference to the text of the 1997 Plan, which is attached hereto as Exhibit D.

         The 1997 Plan authorizes up to 500,000 shares of Common Stock for issuance under the terms of the 1997 Plan, subject to adjustment in the number and kind of shares subject to the 1997 Plan and to outstanding shares in the event of stock splits, stock dividends or certain other similar changes in the capital structure of the Company. The 1997 Plan provides for grants of "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonqualified stock options and rights to purchase shares of Common Stock ("Purchase Rights"). Incentive stock options, nonqualified stock options and Purchase Rights may be granted to employees of the Company and its subsidiaries and affiliates. Nonqualified stock options and Purchase Rights may be granted to employees of the Company and its subsidiaries and affiliates, non-employee directors and officers, consultants and other service providers. As of April 29, 1997, approximately 26 persons were eligible to participate in the 1997 Plan.

         The Board of Directors, or a committee consisting of two or more members of the Board of Directors, will administer the 1997 Plan (the "Administrator"). The Administrator will have the full power and authority to interpret the 1997 Plan, select the recipients of options and Purchase Rights, determine and authorize the type, terms and conditions of, including vesting provisions, and the number of shares subject to, grants under the 1997 Plan, and adopt, amend and rescind rules relating to the 1997 Plan. The term of options may not exceed 10 years from the date of grant (5 years in the case of an incentive stock option granted to a person who owns more than 10% of the combined voting power of all classes of stock of the Company). The option exercise price for each share granted pursuant to a nonqualified stock option may not be less than 85% of the fair market value of a share of Common Stock at the time such option is granted. The option exercise price for each share granted pursuant to an incentive stock option may not be less than 100% of the fair market value of a share of Common Stock at the time such option is granted (110% of fair market value in the case of an incentive stock option granted to a person who owns more than 10% of the combined voting power of all classes of stock of the Company). There is no minimum purchase price for shares of Common Stock purchased pursuant to a Purchase Right, and any such purchase price shall be determined by the Administrator. The maximum number of shares for which options or Purchase Rights may be granted to any one person during any one calendar year under the 1997 Plan is 100,000. The aggregate fair market value of the Common Stock (determined as of the date of grant) with respect to which incentive stock options granted under the 1997 Plan or any other stock option plan of the Company become exercisable for the first time by any optionee during any calendar year may not exceed $100,000.

         The option price of an incentive stock option or nonqualified stock option is payable in full upon exercise, and the purchase price of stock purchased pursuant to a Purchase Right must be paid in full upon the acceptance of the Purchase Right. Payment of the option price upon exercise of a stock option or for shares purchased pursuant to a Purchase Right may be made in cash, by check, by the delivery of shares of Common Stock (valued at their fair market value as of the date of the exercise of an option or Purchase Right), by the optionee's or purchaser's promissory note in a form and on terms acceptable to the Administrator, by the cancellation of indebtedness of the Company to the optionee or purchaser, by the waiver of compensation due or accrued to the optionee or purchaser for services rendered, or by any combination of the foregoing methods of payment. In addition, the option price for options granted under the 1997 Plan may be made by a "same day sale" commitment from the optionee and a broker-dealer that is a member of the National Association of Securities Dealers, Inc. ("NASD Dealer") whereby the optionee irrevocably elects to exercise his or her option and to sell a portion of the shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company, by a "margin" commitment from the optionee and an NASD Dealer whereby the optionee irrevocably elects to exercise his or her option and to pledge the shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the exercise price directly to the Company, or any combination of the foregoing methods of payment.

         Neither options nor Purchase Rights granted under the 1997 Plan may be transferred other than by will or by the laws of descent and distribution. Shares purchased pursuant to Purchase Rights generally shall be restricted for a period of time, during which such shares may be repurchased by the Company, and therefore these shares may not be sold, assigned, pledged or transferred until such time as the Company no longer has the right to reacquire any such shares.

         The Board of Directors may alter, amend, suspend or terminate the 1997 Plan at any time. However, any changes which affect or impair the rights of any person who holds an outstanding stock option or Purchase Right may not be effected without such person's consent. Unless sooner terminated by the Board of Directors, the 1997 Plan will terminate on May 2, 2007.

         It is not possible to determine who may be selected to receive options or Purchase Rights, nor is it possible to determine the number of options or Purchase Rights that may be granted to any individual under the 1997 Plan.
Such selections and determinations shall be made by the Administrator of the 1997 Plan. However, the following table contains information concerning certain stock options granted under the Company's 1991 Plan during the year ended December 31, 1996:

                                                                 WEIGHTED
                                                                 AVERAGE
                                                              EXERCISE PRICE
  NAME AND POSITION                                             ($/SHARE)              NUMBER OF SHARES
  -----------------                                           -----------------        ----------------
Alvin J. Glasky, Ph.D.  . . . . . . . . . . . . . . . . . .        $4.13                     75,000
  Chairman of the Board, Chief Executive Officer
  and President
All Current Executive Officers as a Group (2 persons) . . .        $4.15                     89,000
Non-Executive Director Group (4 persons)  . . . . . . . . .        $4.50                     40,000
Non-Executive Officer Employee Group (2 persons)  . . . . .        $3.75                      8,000

--------------------
* As of April 29, 1997, the market value of the Company's Common Stock as reported by the Nasdaq Stock Market was $7.25 per share.

FEDERAL INCOME TAX CONSEQUENCES

         The federal income tax discussion set forth below is intended for general information only. State and local income tax consequences are not discussed, and may vary from locality to locality.

         Incentive Stock Options. There is no taxable income to an employee when an incentive stock option is granted or when that option is exercised; however, generally the amount by which the fair market value of the shares at the time of exercise exceeds the option price will be included in the optionee's alternative minimum taxable income upon exercise. If stock received on exercise of an incentive stock option is disposed of in the same year the option was exercised, and the amount realized is less than the stock's fair market value at the time of exercise, the amount includable in the alternative minimum taxable income will be the amount realized upon the sale or exchange of the stock, less the taxpayer's basis in the stock. Gain realized by an optionee upon the sale of stock issued upon exercise of an incentive stock option is taxable as long-term capital gain, and no tax deduction is available to the Company, unless the optionee disposes of the stock within two years after the date of grant of the option or within one year after the date of exercise. In such event the difference between the option exercise price and the and fair market value of the shares on the date of the optionee's exercise will be taxed at ordinary income rates, and, subject to Section 162(m) of the Code (which limits the deductibility of compensation in excess of $1,000,000 for certain executive officers), the Company will be entitled to a deduction to the extent the employee must recognize ordinary income.

         Nonqualified Stock Options. The recipient of a nonqualified stock option will not realize taxable income upon the grant of the option, nor will the Company will be entitled to take any deduction. Upon the exercise of a nonqualified stock option, the optionee will realize ordinary income and, subject to Section 162(m) of the Code, the Company will be entitled to a deduction in an amount equal to the difference between the option exercise price and the fair market value of the stock on the date of exercise. The Company may be required to withhold taxes on the ordinary income realized by an optionee upon exercise of nonqualified stock options in order to be entitled to the tax deduction. An optionee's basis for the stock for purposes of determining gain or loss on any subsequent disposition of the shares generally will be the fair market value of the stock on the date of exercise of the nonqualified stock option.

      Purchase Rights. The receipt of restricted stock pursuant to a Purchase Right will not cause a recipient to realize taxable income until the expiration of any repurchase rights retained by the Company with respect to such stock, unless the recipient makes an election under Section 83(b) of the Code to be taxed as of the date of purchase. If no repurchase rights are retained or if a
Section 83(b) election is made, the participant will recognize ordinary income in an amount equal to the difference between the purchase price paid for the shares and the fair market value of such shares on the date of purchase. If no
Section 83(b) election is made or if repurchase rights are retained, the recipient will realize taxable income on each date that the recipient's ownership rights vest (i.e., when the Company no longer has the right to repurchase all or a portion of the shares). The recipient will recognize ordinary income, and, subject to Section 162(m) of the Code, the Company will be entitled to a deduction on each date shares vest in an amount equal to the excess of the fair market value of such shares on that date over the purchase price paid for such shares. However, if the recipient is subject to Section 16(b) of the Exchange Act, and if no Section 83(b) election was made at the time of purchase, the date that ordinary income is recognized for shares which vest within six months of purchase date shall be deferred to six months from the date of purchase.

                            INDEPENDENT ACCOUNTANTS

         The Board of Directors has selected Arthur Andersen LLP as independent public accountants to audit the financial statements of the Company for the fiscal year ending December 31, 1997. Representatives of Arthur Andersen LLP will be present at the Annual Meeting to respond to appropriate questions from shareholders and will have an opportunity to make a statement if they so desire.

                             SHAREHOLDER PROPOSALS

         Any shareholder desiring to submit a proposal for action at the 1998 Annual Meeting of Shareholders and inclusion in the Company's proxy statement with respect to such meeting should arrange for such proposal to be delivered to the Company at its principal place of business no later than January 8, 1998 in order to be considered for inclusion in the Company's proxy statement relating to such meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, the Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer.

                                 OTHER MATTERS

         The Board of Directors knows of no other business to be acted upon at the Annual Meeting. However, if any other business properly comes before the Annual Meeting, the persons named in the enclosed proxy will have the discretion to vote on such matters in accordance with their best judgment.

May 8, 1997                                   By Order of the Board of Directors


                                              [SIG]
                                              Rosalie Glasky
                                              Secretary

                                                                     EXHIBIT A


                          AGREEMENT AND PLAN OF MERGER
                                       OF
                 NEOTHERAPEUTICS, INC., A DELAWARE CORPORATION,
                                      AND
                 NEOTHERAPEUTICS, INC., A COLORADO CORPORATION

         THIS AGREEMENT AND PLAN OF MERGER, dated as of June ___, 1997 ("Merger Agreement") is entered into by and between NeoTherapeutics, Inc., a Colorado corporation ("NeoTherapeutics Colorado"), and NeoTherapeutics, Inc., a Delaware corporation ("NeoTherapeutics Delaware"), which corporations are sometimes referred to herein as the "Constituent Corporations."


                                R E C I T A L S

         A. NeoTherapeutics Colorado is a corporation duly organized and existing under the laws of the State of Colorado and has authorized capital of 25,000,000 shares of Common Stock, no par value (the "NeoTherapeutics Colorado Common Stock"), and 5,000,000 shares of Preferred Stock, no par value. As of June __, 1997, __________ shares of NeoTherapeutics Colorado Common Stock were issued and outstanding and no shares of Preferred Stock were issued and outstanding.

         B. NeoTherapeutics Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has authorized capital of 25,000,000 shares of Common Stock, par value $.001 per share (the "NeoTherapeutics Delaware Common Stock"), and 5,000,000 shares of Preferred Stock, par value $.001 per share. As of June __, 1997, 100 shares of NeoTherapeutics Delaware Common Stock were issued and outstanding, all of which were held by NeoTherapeutics Colorado. No shares of Preferred Stock were issued and outstanding.

         C. The Board of Directors of NeoTherapeutics Colorado has determined that it is advisable and in the best interests of NeoTherapeutics Colorado and its shareholders that NeoTherapeutics Colorado merge with and into NeoTherapeutics Delaware upon the terms and subject to the conditions of this Merger Agreement for the purpose of effecting the reincorporation of NeoTherapeutics Colorado in the State of Delaware.

         D. The respective Boards of Directors of NeoTherapeutics Colorado and NeoTherapeutics Delaware have adopted and approved the terms and conditions of this Merger Agreement.

         E. The parties intend by this Merger Agreement to effect a reorganization under Section 368 of the Internal Revenue Code of 1986, as amended.

         NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements contained herein, the parties hereto agree, subject to the terms and conditions set forth herein, as follows:


                                       I.
                                     MERGER

         1.1 Merger. In accordance with the provisions of this Merger Agreement, the Colorado Business Corporation Act and the Delaware General Corporation Law, NeoTherapeutics Colorado shall be merged with and into NeoTherapeutics Delaware (the "Merger"), the separate existence of NeoTherapeutics Colorado shall cease and NeoTherapeutics Delaware shall be, and is herein sometimes referred to as, the "Surviving Corporation," and the name of the Surviving Corporation shall be "NeoTherapeutics, Inc."

         1.2 Filing and Effectiveness. The Merger shall become effective when the following actions have been completed:

             (a) All of the conditions precedent to the consummation of the Merger specified in this Merger Agreement and required under the Colorado Business Corporation Act and the Delaware General Corporation Law have been satisfied or duly waived by the party entitled to satisfaction thereof;

             (b) An executed Articles of Merger or an executed counterpart of this Merger Agreement meeting the requirements of the Colorado Business Corporation Act has been filed with the Secretary of State of the State of Colorado; and

             (c) An executed Certificate of Merger or an executed counterpart of this Merger Agreement meeting the requirements of the Delaware General Corporation Law has been filed with the Secretary of State of the State of Delaware.

             The date and time when the Merger shall become effective is herein called the "Effective Time of the Merger."

         1.3 Effect of the Merger. At the Effective Time of the Merger, the separate existence and corporate organization of NeoTherapeutics Colorado shall cease and NeoTherapeutics Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately before the Effective Time of the Merger, (ii) shall be subject to all actions previously taken by its and NeoTherapeutics Colorado's Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of NeoTherapeutics Colorado in the manner more fully set forth in Section 259(a) of the Delaware General Corporation Law,
(iv) shall continue to be subject to all of its debts, liabilities and obligations as constituted immediately before the Effective Time of the Merger and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of NeoTherapeutics Colorado in the same manner as if NeoTherapeutics Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the Colorado Business Corporation Act.


                                      II.
                   CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

         2.1 Certificate of Incorporation. The Certificate of Incorporation of NeoTherapeutics Delaware as in effect immediately before the Effective Time of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended or repealed in accordance with the provisions thereof and applicable law.

         2.2 Bylaws. The Bylaws of NeoTherapeutics Delaware as in effect immediately before the Effective Time of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended or repealed in accordance with the provisions thereof and applicable law.

         2.3 Officers and Directors. The persons who are officers and directors of NeoTherapeutics Colorado immediately prior to the Effective Time of the Merger shall, after the Effective Time of the Merger, be the officers and directors of the Surviving Corporation, without change until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation's Certificate of Incorporation, Bylaws and applicable law; provided, however, that Frank M. Meeks and Dr. Paul H. Silverman shall serve as Class I directors of NeoTherapeutics Delaware, with their term of office to expire at the 1998 Annual Meeting of Stockholders of NeoTherapeutics Delaware, and Dr. Alvin J. Glasky, Mark J. Glasky and Dr. Carol O'Cleireacain shall serve as Class II directors of NeoTherapeutics Delaware, with their term of office to expire at the 1999 Annual Meeting of Stockholders of NeoTherapeutics Delaware.


                                      III.
                         MANNER OF CONVERSION OF STOCK

         3.1     NeoTherapeutics Colorado Shares.   Upon the Effective Time of
the Merger, each share of NeoTherapeutics Colorado Common Stock, no par value, issued and outstanding immediately before the Effective Time of the Merger shall by virtue of the Merger and without any action by the Constituent Corporations, by the holder of such shares or by any other person, be converted into and become one fully paid and nonassessable share of Common Stock, $.001 par value per share, of the Surviving Corporation.

         3.2 NeoTherapeutics Colorado Options, Warrants and Convertible Securities. At the Effective Time of the Merger, the Surviving Corporation shall assume and continue the stock option plans of NeoTherapeutics Colorado (including the 1987 Incentive Stock Option Plan, the 1991 Stock Incentive Plan and the 1997 Stock Incentive Plan), the Warrant Agreement between NeoTherapeutics Colorado and U.S. Stock Transfer Corporation dated as of September 25, 1996, and all other options, warrants and rights to purchase or acquire shares of NeoTherapeutics Colorado Common Stock. At the Effective Time of the Merger, each outstanding and unexercised option, warrant and right to purchase or acquire shares of NeoTherapeutics Colorado Common Stock shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option, warrant or right to purchase or acquire shares of the Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each share of NeoTherapeutics Colorado Common Stock issuable pursuant to any such option, warrant or right, and under the same terms and conditions and at an exercise price per share equal to the exercise price per share applicable to any such NeoTherapeutics Colorado option, warrant or right. No options, warrants or rights to purchase or acquire Preferred Stock of NeoTherapeutics Colorado currently exist.

         A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options, warrants and other securities equal to the number of shares of NeoTherapeutics Colorado Common Stock so reserved immediately before the Effective Time of the Merger.

         3.3 NeoTherapeutics Delaware Common Stock. Upon the Effective Time of the Merger, each share of NeoTherapeutics Delaware Common Stock, $.001 par value per share, issued and outstanding immediately before the Effective Time of the Merger shall, by virtue of the Merger and without any action by NeoTherapeutics Delaware, by the holder of such shares or by any other person, be canceled and returned to the status of authorized but unissued shares.

         3.4 Exchange of Certificates. After the Effective Time of the Merger, each holder of an outstanding certificate representing shares of NeoTherapeutics Colorado Common Stock may, at such shareholder's option, surrender the same for cancellation to U.S. Stock Transfer Corporation, as transfer agent (the "Transfer Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of NeoTherapeutics Colorado Common Stock shall be deemed for all purposes to represent the number of whole shares of the Surviving Corporation's Common Stock into which the shares of NeoTherapeutics Colorado Common Stock were converted in the Merger.

         The registered owner on the books and records of the Surviving Corporation or the Transfer Agent of any such outstanding certificate shall, until such certificate has been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Transfer Agent, have and be entitled to exercise any voting or other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

         Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to restrictions on transferability as the certificates of NeoTherapeutics Colorado so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.


                                      IV.
                                    GENERAL

         5.1 Covenants of NeoTherapeutics Delaware. NeoTherapeutics Delaware covenants and agrees that it will, on or before the Effective Time of the Merger, take such actions as may be required by the Colorado Business Corporation Act in order to effectuate the Merger.

         5.2 Further Assurances. From time to time, as and when required by NeoTherapeutics Delaware or by its successors or assigns, there shall be executed and delivered on behalf of NeoTherapeutics Colorado such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by NeoTherapeutics Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of NeoTherapeutics Colorado and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of NeoTherapeutics Delaware are fully authorized in the name and on behalf of NeoTherapeutics Colorado or otherwise to take all such actions and to execute and deliver all such deeds and other instruments.

         5.3 Deferral. Consummation of the Merger may be deferred by the Board of Directors of NeoTherapeutics Colorado for a reasonable period of time if the Board of Directors determines that deferral would be in the best interests of NeoTherapeutics Colorado and its shareholders.

         5.4 Amendment. The parties hereto, by mutual consent of their respective Boards of Directors, may amend, modify or supplement this Merger Agreement in such manner as may be agreed upon by them in writing at any time before or after approval of this Merger Agreement by the shareholders of NeoTherapeutics Colorado and NeoTherapeutics Delaware, but not later than the Effective

Time of the Merger; provided, however, that no such amendment, modification or supplement not approved by the shareholders of NeoTherapeutics Colorado and NeoTherapeutics Delaware shall adversely affect the rights of such shareholders or change any of the principal terms of this Merger Agreement.

         5.5 Abandonment. At any time before the Effective Time of the Merger, this Merger Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either NeoTherapeutics Colorado or of NeoTherapeutics Delaware, or of both, notwithstanding the approval of this Merger Agreement by the shareholders of NeoTherapeutics Colorado or NeoTherapeutics Delaware, or by both, if circumstances arise which make the Merger inadvisable. In the event of abandonment of this Merger Agreement, as above provided, this Merger Agreement shall become wholly void and of no effect, and no liability on the part of the Board of Directors or shareholders of NeoTherapeutics Colorado or NeoTherapeutics Delaware shall arise by virtue of such termination.

         5.6 Expenses. If the Merger becomes effective, the Surviving Corporation shall assume and pay all expenses in connection therewith not theretofore paid by the respective parties. If for any reason the Merger shall not become effective, NeoTherapeutics Colorado shall pay all expenses incurred in connection with all the proceedings taken in respect of this Merger Agreement or relating thereto.

         5.7 Registered Office. The registered office of the Surviving Corporation in the State of Delaware is located at 1013 Centre Road, Wilmington, Delaware 19805, and Corporation Service Company is the registered agent of the Surviving Corporation at such address.

         5.8 Agreement. An executed copy of this Merger Agreement will be on file at the principal place of business of the Surviving Corporation at One Technology Drive, Suite I-821, Irvine, California 92618, and, upon request and without cost, a copy thereof will be furnished to any shareholder.

         5.9 Governing Law. This Merger Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the Merger provisions of the Colorado Business Corporation Act.

         5.10 Counterparts. This Merger Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, NeoTherapeutics Colorado and NeoTherapeutics Delaware have caused this Merger Agreement to be signed by their respective duly authorized officers.



                                                  NEOTHERAPEUTICS, INC.,
                                                  a Colorado corporation


                                                  /s/ ALVIN J. GLASKY
                                                  ------------------------------
                                                  Alvin J. Glasky, President and
                                                  Chief Executive Officer

ATTEST:

/s/ ROSALIE H. GLASKY
---------------------------------
    Rosalie H. Glasky, Secretary



                                                  NEOTHERAPEUTICS, INC.,
                                                  a Delaware corporation


                                                  /s/ ALVIN J. GLASKY
                                                  ------------------------------
                                                  Alvin J. Glasky, President and
                                                  Chief Executive Officer

ATTEST:

/s/  ROSALIE H. GLASKY
----------------------------------
     Rosalie H. Glasky, Secretary

                                                                     EXHIBIT B


                          CERTIFICATE OF INCORPORATION

                                       OF

                             NEOTHERAPEUTICS, INC.



                                   ARTICLE 1

         The name of this Corporation is NeoTherapeutics, Inc.


                                   ARTICLE 2

         The registered office of the Corporation in the State of Delaware is located 1013 Centre Road, Wilmington, Delaware 19805, County of New Castle, and Corporation Service Company is the registered agent of the Corporation.


                                   ARTICLE 3

         The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law, as amended from time to time.


                                   ARTICLE 4

         The aggregate number of shares of all classes of stock which the Corporation shall have authority to issue is 30,000,000 shares, consisting of
(a) 25,000,000 shares of Common Stock, $.001 par value per share (the "Common Stock"), and (b) 5,000,000 shares of Preferred Stock, $.001 par value per share (the "Preferred Stock").

         The Board of Directors is authorized, subject to limitations prescribed by law, to provide for the issuance of the shares of Preferred Stock in one or more series, and by filing a certificate as required by the General Corporation Law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and relative, participating, optional or other special rights of the shares of each such series and any qualifications, limitations or restrictions thereof.


                                   ARTICLE 5

         A director of this Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this provision shall not eliminate or limit the liability of a director: (i) for any breach of his duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) under Section 174 of the Delaware General Corporation Law; or (iv) for any transaction from which the director derives an improper personal benefit. If the Delaware General Corporation Law is hereafter amended to authorize corporate action further limiting or eliminating the personal liability of directors, then the liability of the directors of the Corporation shall be limited or eliminated to the fullest extent permitted by the Delaware General Corporation Law, as so amended from time to time. Any repeal or modification of this Article 5 by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

                                   ARTICLE 6

         Elections of directors need not be by written ballot unless otherwise provided in the Bylaws of the Corporation.


                                   ARTICLE 7

         The Board of Directors of the Corporation shall have the power to make, alter, amend, change, add to or repeal the Bylaws of the Corporation.


                                   ARTICLE 8

         Any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if and only if a consent or consents in writing, setting forth the action so taken, is signed by the holders of all of the outstanding shares of capital stock of the Corporation entitled to vote on that action.


                                   ARTICLE 9

         The name and address of the Incorporator of the Corporation is as follows:

                 Matthew P. Thullen, Esq.
                 660 Newport Center Drive
                 Suite 1600
                 Newport Beach, California 92660-6441


         I, THE UNDERSIGNED, being the Incorporator, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate of Incorporation, do certify that the facts herein stated are true, and accordingly, have hereunto set my hand this 6th day of May, 1997.



                                                  /s/ MATTHEW P. THULLEN
                                                  ------------------------------
                                                      Matthew P. Thullen, Esq.

                                                                       EXHIBIT C

================================================================================





                                     BYLAWS

                                       OF

                             NEOTHERAPEUTICS, INC,
                             A DELAWARE CORPORATION





                             AS ADOPTED MAY 2, 1997





===============================================================================

                                     BYLAWS
                                       OF
                             NEOTHERAPEUTICS, INC.
                             A DELAWARE CORPORATION


                                   ARTICLE I
                                    OFFICES

         SECTION 1. REGISTERED OFFICE. The registered office of the Corporation in the State of Delaware shall be in the City of Wilmington, County of New Castle.

         SECTION 2. OTHER OFFICES. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

         SECTION 3. BOOKS. The books of the Corporation may be kept within or without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.


                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

         SECTION 1. PLACE OF MEETINGS. All meetings of stockholders shall be held at such place either within or without the State of Delaware as may be designated from time to time by the Board of Directors.

         SECTION 2. ANNUAL MEETINGS. Annual meetings of stockholders shall be held at a time and date designated by the Board of Directors for the purpose of electing directors and transacting such other business as may properly be brought before the meeting.

         SECTION 3. SPECIAL MEETINGS. Special meetings of stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called by the Board of Directors, the Chairman of the Board, or by the Chief Executive Officer.

         SECTION 4. NOTIFICATION OF BUSINESS TO BE TRANSACTED AT MEETING. To be properly brought before a meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder entitled to vote at the meeting.

         SECTION 5. NOTICE; WAIVER OF NOTICE. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise required by law, such notice shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation. A written waiver of any such notice signed by the person entitled thereto, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

         SECTION 6. QUORUM; ADJOURNMENT. Except as otherwise required by law, or provided by the Certificate of Incorporation or these Bylaws, the holders of a majority of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. A meeting at which a quorum is initially present may continue to transact business, notwithstanding the withdrawal of enough votes to leave less than a quorum, if any action taken is approved by at least a majority of the required quorum to conduct that meeting. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the majority of the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting of the time and place of the adjourned meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting.

         SECTION 7. VOTING; PROXIES. At all meetings of stockholders at which a quorum is present for the election of directors a plurality of the votes cast shall be sufficient to elect. All other questions brought before a meeting of stockholders at which a quorum is present shall, unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, be decided by the vote of the holders of the majority of stock represented and entitled to vote thereat. Unless otherwise provided in the Certificate of Incorporation, each stockholder represented at a meeting of stockholders shall be entitled to cast one vote for each share of the capital stock entitled to vote thereat held by such stockholder. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the Corporation. Elections of directors need not be by ballot unless the Chairman of the meeting so directs or unless a stockholder demands election by ballot at the meeting and before the voting begins.

         SECTION 8. STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING. Except as otherwise provided in the Certificate of Incorporation, any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of all of the outstanding shares entitled to vote thereon. All such consents shall be filed with the Secretary of the Corporation and shall be maintained in the corporate records.

         SECTION 9. RECORD DATE. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of such meeting, nor more than sixty
(60) days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. Stockholders on the record date are entitled to notice and to vote or to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date, except as otherwise provided by agreement or by applicable law.

         SECTION 10. LIST OF STOCKHOLDERS ENTITLED TO VOTE. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder of the Corporation who is present.

         SECTION 11. STOCK LEDGER. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 10 of this Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

         SECTION 12. INSPECTORS OF ELECTION. In advance of any meeting of stockholders, the Board of Directors may appoint one or more persons (who shall not be candidates for office) as inspectors of election to act at the meeting or any adjournment thereof. If an inspector or inspectors are not so appointed, or if an appointed inspector fails to appear or fails or refuses to act at a meeting, the Chairman of any meeting of stockholders may, and on the request of any stockholder or his proxy shall, appoint an inspector or inspectors of election at the meeting. The duties of such inspector(s) shall include: determining the number of shares outstanding and the voting power of each; the shares represented at the meeting; the existence of a quorum; the authenticity, validity and effect of proxies; receiving votes, ballots or consents; hearing and determining all challenges and questions in any way arising in connection with the right to vote; counting and tabulating all votes or consents; determining the result; and such acts as may be proper to conduct the election or vote with fairness to all stockholders. In the event of any dispute between or among the inspectors, the determination of the majority of the inspectors shall be binding.

         SECTION 13. ORGANIZATION. At each meeting of stockholders the Chairman of the Board of Directors, if one shall have been elected, (or in his absence or if one shall not have been elected, the Chief Executive Officer) shall act as Chairman of the meeting. The Secretary (or in his or her absence or inability to act, the person whom the Chairman of the meeting shall appoint Secretary of the meeting) shall act as Secretary of the meeting and keep the minutes thereof.

         SECTION 14. ORDER OF BUSINESS. The order and manner of transacting business at all meetings of stockholders shall be determined by the Chairman of the meeting.


                                  ARTICLE III
                                   DIRECTORS

         SECTION 1. POWERS. Except as otherwise required by law or provided by the Certificate of Incorporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

         SECTION 2. NUMBER AND ELECTION OF DIRECTORS. Subject to any limitations in the Certificate of Incorporation, the authorized number of directors of the Corporation shall be set at five (5). The number of directors may be changed by an amendment to this Bylaw adopted by the affirmative vote of a majority of the Board of Directors. Directors shall be elected at each annual meeting of stockholders to replace directors whose terms then expire, and, subject to the provisions of Section 3 of this Article III, each director elected shall hold office for a term of two (2) years or until his successor is duly elected and qualified, or until his earlier death, resignation or removal. Any director may resign at any time effective upon giving written notice to the Board of Directors, unless the notice specifies a later time for such resignation to become effective. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. If the resignation of a director is effective at a future time, the Board of Directors may elect a successor prior to such effective time to take office when such resignation becomes effective. Directors need not be stockholders.

         SECTION 3. CLASSIFIED BOARD OF DIRECTORS. The Board of Directors shall be divided into two classes, as nearly equal in number as possible, designated Class I and Class II. Class I shall consist of two (2) directors, who shall hold office for an initial term expiring at the first annual meeting of stockholders, and Class II shall consist of three (3) directors, who shall hold office for a full term expiring at the second annual meeting of stockholders. At each annual meeting of stockholders held thereafter, directors shall be elected for a full term to succeed the directors of the Class whose terms then expire.

         SECTION 4. VACANCIES. Subject to the limitations in the Certificate of Incorporation, vacancies in the Board of Directors resulting from death, resignation, removal or otherwise and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Each director so selected shall hold office for the remainder of the full term of office of the former director which such director replaces and until his successor is duly elected and qualified, or until his earlier death, resignation or removal. No decrease in the authorized number of directors constituting the Board of Directors shall shorten the term of any incumbent directors.

         SECTION 5. TIME AND PLACE OF MEETINGS. The Board of Directors shall hold its meetings at such place, either within or without the State of Delaware, and at such time as may be determined from time to time by the Board of Directors.

         SECTION 6. ANNUAL MEETING. The Board of Directors shall meet for the purpose of organization, the election of officers and the transaction of other business, as soon as practicable after each annual meeting of stockholders, on the same day and at the same place where such annual meeting shall be held. Notice of such meeting need not be given. In the event such annual meeting is not so held, the annual meeting of the Board of Directors may be held at such place, either within or without the State of Delaware, on such date and at such time as shall be specified in a notice thereof given as hereinafter provided in
Section 8 of this Article III or in a waiver of notice thereof.

         SECTION 7. REGULAR MEETINGS. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware at such date and time as the Board of Directors may from time to time determine and, if so determined by the Board of Directors, notices thereof need not be given.

         SECTION 8. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the Chairman of the Board, the Chief Executive Officer, or by any two (2) directors. Notice of the date, time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at the director's address as it is shown on the records of the Corporation. In case the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. In case the notice is delivered personally or by telephone or telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. The notice need not specify the purpose of the meeting. A written waiver of any such notice signed by the person entitled thereto, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

         SECTION 9. QUORUM; VOTE REQUIRED FOR ACTION; ADJOURNMENT. Except as otherwise required by law, or provided in the Certificate of Incorporation or these Bylaws, a majority of the directors shall constitute a quorum for the transaction of business at all meetings of the Board of Directors and the affirmative vote of not less than a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting, from time to time, without notice other than announcement at the meeting, until a quorum shall be present. A meeting at which a quorum is initially present may continue to transact business, notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum to conduct that meeting. When a meeting is adjourned to another time or place (whether or not a quorum is present), notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Board of Directors may transact any business which might have been transacted at the original meeting.

         SECTION 10. ACTION BY WRITTEN CONSENT. Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all the members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

         SECTION 11. TELEPHONE MEETINGS. Unless otherwise restricted by the Certificate of Incorporation, members of the Board of Directors of the Corporation, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee, as the case may be, by conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this Section 11 shall constitute presence in person at such meeting.

         SECTION 12. COMMITTEES. The Board of Directors may, by resolution passed by a majority of the entire Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any such committee, who may replace any absent or disqualified member at any meeting of the committee. In the event of absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the committee member or members present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member. Any committee, to the extent allowed by law and as provided in the resolution establishing such committee, shall have and may exercise all the power and authority of the Board of Directors in the management of the business and affairs of the Corporation, but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the Bylaws of the Corporation; and, unless the resolution or the Certificate of Incorporation expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Each committee shall keep regular minutes of its meetings and report to the Board of Directors when required.

         SECTION 13. COMPENSATION. The directors may be paid such compensation for their services as the Board of Directors shall from time to time determine.

         SECTION 14. INTERESTED DIRECTORS. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or the committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose if: (i) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or
(ii) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders. Interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

                                   ARTICLE IV
                                    OFFICERS

         SECTION 1. OFFICERS. The officers of the Corporation shall be a President, a Secretary and a Chief Financial Officer. The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, a Vice Chairman of the Board, a Chief Executive Officer, one or more Vice Presidents, one or more Assistant Financial Officers and Treasurers, one or more Assistant Secretaries and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article IV.

         SECTION 2. APPOINTMENT OF OFFICERS. The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of
Section 3 or Section 5 of this Article IV, shall be appointed by the Board of Directors, and each shall serve at the pleasure of the Board, subject to the rights, if any, of an officer under any contract of employment.

         SECTION 3. SUBORDINATE OFFICERS. The Board of Directors may appoint, and may empower the Chief Executive Officer or President to appoint, such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the Bylaws or as the Board of Directors may from time to time determine.

         SECTION 4. REMOVAL AND RESIGNATION OF OFFICERS. Subject to the rights of an officer under any contract, any officer may be removed at any time, with or without cause, by the Board of Directors or, except in case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors. Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights of the Corporation under any contract to which the officer is a party.

         SECTION 5. VACANCIES IN OFFICES. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these Bylaws for regular appointments to that office.

         SECTION 6. CHAIRMAN OF THE BOARD. The Chairman of the Board, if such an officer is elected, shall, if present, preside at meetings of the stockholders and of the Board of Directors. He shall, in addition, perform such other functions (if any) as may be prescribed by the Bylaws or the Board of Directors.

         SECTION 7. CHIEF EXECUTIVE OFFICER. The Chief Executive Officer of the Corporation shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and the officers of the Corporation. He shall exercise the duties usually vested in the chief executive officer of a corporation and perform such other powers and duties as may be assigned to him from time to time by the Board of Directors or prescribed by the Bylaws. In the absence of the Chairman of the Board and any Vice Chairman of the Board, the Chief Executive Officer shall preside at all meetings of the stockholders and of the Board of Directors.

         SECTION 8. PRESIDENT. The President of the Corporation shall, subject to the control of the Board of Directors and the Chief Executive Officer of the Corporation, if there be such an officer, have general powers and duties of management usually vested in the office of president of a corporation and shall have such other powers and duties as may be prescribed by the Board of Directors or the Bylaws or the Chief Executive Officer of the Corporation. In the absence of the Chairman of the Board, Vice Chairman of the Board and Chief Executive Officer, the President shall preside at all meetings of the Board of Directors and stockholders.

         SECTION 9. VICE PRESIDENT. In the absence or disability of the President, the Vice Presidents, if any, in order of their rank as fixed by the Board of Directors or, if not ranked, a Vice President designated by the Board of Directors, shall perform all the duties of the President, and when so acting shall have all the powers of, and subject to all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors or the Bylaws, and the President, or the Chairman of the Board.

         SECTION 10. SECRETARY. The Secretary shall keep or cause to be kept, at the principal executive office or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of Directors, committees of Directors, and stockholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice given, the names of those present at Directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings, and a summary of the proceedings.

         The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the Corporation's transfer agent or registrar, as determined by resolution of the Board of Directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

         The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board of Directors required by the Bylaws or by law to be given, and he shall keep or cause to be kept the seal of the Corporation if one be adopted, in safe custody, and shall have such powers and perform such other duties as may be prescribed by the Board of Directors or by the Bylaws.

         SECTION 11. CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation. The Chief Financial Officer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board of Directors. He shall make such disbursements of the funds of the Corporation as are authorized and shall render from time to time an account of all of his transactions as Chief Financial Officer and of the financial condition of the Corporation. The Chief Financial Officer shall also have such other powers and perform such other duties as may be prescribed by the Board of Directors or the Bylaws.

                                   ARTICLE V
                                     STOCK

         SECTION 1. FORM OF CERTIFICATES. Every holder of stock in the Corporation shall be entitled to have a certificate signed in the name of the Corporation by the Chairman or Vice Chairman of the Board of Directors, or the President or a Vice President and by the Treasurer or an Assistant Treasurer, or by the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by such stockholder in the Corporation.

         SECTION 2. SIGNATURES. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

         SECTION 3. LOST CERTIFICATES. The Corporation may issue a new certificate to be issued in place of any certificate theretofore issued by the Corporation, alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. The Board of Directors may in its discretion require a bond in such form and amount and with such surety as it may determine, before issuing a new certificate.

         SECTION 4. TRANSFERS. Stock of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws or in any agreement with the stockholder making the transfer. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by his attorney lawfully constituted in writing and upon the surrender of the certificate therefor, which shall be canceled before a new certificate shall be issued.

         SECTION 5. RECORD HOLDERS. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the record holder of shares to receive dividends, and to vote as such record holder, and to hold liable for calls and assessments a person registered on its books as the record holder of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by law.

         SECTION 6. TRANSFER AGENT. The Board of Directors may at its discretion appoint one or more transfer agents, registrars and agents for making payment upon any class of stock, bond, debenture or other security of the Corporation. Such agents shall be located either within or outside of Delaware. They shall be entitled to such compensation as may be agreed.


                                   ARTICLE VI
                                INDEMNIFICATION

         SECTION 1. RIGHT TO INDEMNIFICATION. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee's heirs, executors and administrators; provided, however, that, except as provided in Section 2 of this Article VI with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under this Article VI or otherwise (hereinafter an "undertaking").

         SECTION 2.  RIGHT OF INDEMNITEE TO BRING SUIT.  If a claim under
Section 1 of this Article VI is not paid in full by the Corporation within forty-five (45) days after a written claim has been received by the Corporation, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or part in any such suit or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and
(ii) any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified or to such advancement of expenses under this Article VI or otherwise shall be on the Corporation.

         SECTION 3. NON-EXCLUSIVITY OF RIGHTS. The rights of indemnification and to the advancement of expenses conferred in this Article VI shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

         SECTION 4. INSURANCE. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

         SECTION 5. INDEMNIFICATION OF EMPLOYEES OR AGENTS OF THE CORPORATION. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses, to any employee or agent of the Corporation to the fullest extent of the provisions of this Article VI with respect to the indemnification and advancement of expenses of directors or officers of the Corporation.

         SECTION 6. INDEMNIFICATION CONTRACTS. The Board of Directors is authorized to enter into a contract with any director, officer, employee or agent of the Corporation, or any person serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, providing for indemnification rights equivalent to or, if the Board of Directors so determines, greater than, those provided for in this
Article VI.

         SECTION 7. EFFECT OF TERMINATION OF ACTION. The termination of any action, suit or proceeding by judgment, order, settlement, or conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person seeking indemnification did not act in good faith and in the best interests of the Corporation and, with respect to any criminal action or proceeding, had a reasonable cause to believe that his conduct was unlawful. Entry of a judgment by a consent as part of a settlement shall not be deemed a final adjudication of liability for negligence or misconduct in the performance of duty, nor of any other issue or matter.

         SECTION 8. EFFECT OF AMENDMENT. Any amendment, repeal or modification of any provision of this Article VI by the stockholders or the directors of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such amendment, repeal or modification.


                                  ARTICLE VII
                               GENERAL PROVISIONS

         SECTION 1. DIVIDENDS. Subject to limitations contained in the General Corporation Law of the State of Delaware and the Certificate of Incorporation, the Board of Directors may declare and pay dividends upon the shares of capital stock of the Corporation, which dividends may be paid either in cash, securities of the Corporation or other property.

         SECTION 2. DISBURSEMENTS. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

         SECTION 3. FISCAL YEAR. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

         SECTION 4. CORPORATE SEAL. The Corporation shall have a corporate seal in such form as shall be prescribed by the Board of Directors.

         SECTION 5. VOTING OF STOCK OWNED BY THE CORPORATION. The Chairman of the Board, the Chief Executive Officer, the President and any other officer of the Corporation authorized by the Board of Directors shall have power, on behalf of the Corporation, to attend, vote and grant proxies to be used at any meeting of stockholders of any corporation (except this Corporation) in which the Corporation may hold stock.

         SECTION 6. CONSTRUCTION AND DEFINITIONS. Unless the context requires otherwise, the general provisions, rules of construction and definitions in the General Corporation Law of the State of Delaware shall govern the construction of these Bylaws.

         SECTION 7. AMENDMENTS. Subject to the General Corporation Law of the State of Delaware, the Certificate of Incorporation and these Bylaws, the Board of Directors may by the affirmative vote of a majority of the entire Board of Directors amend or repeal these Bylaws, or adopt other Bylaws as in their judgment may be advisable for the regulation of the conduct of the affairs of the Corporation. Unless otherwise restricted by the Certificate of Incorporation, these Bylaws may be altered, amended or repealed, and new Bylaws may be adopted, at any annual meeting of the stockholders (or at any special meeting thereof duly called for that purpose) by a majority of the combined voting power of the then outstanding shares of capital stock of all classes and series of the Corporation entitled to vote generally in the election of directors, voting as a single class, provided that, in the notice of any such special meeting, notice of such purpose shall be given.

                            CERTIFICATE OF SECRETARY


         I, the undersigned, do hereby certify that:

         (1) I am the duly elected and acting Secretary of NEOTHERAPEUTICS, INC., a Delaware corporation (the "Corporation"); and

         (2) Attached hereto is a true and complete copy of the Bylaws of the Corporation as duly adopted by the Corporation's Board of Directors as of May 2, 1997.

         IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of the Corporation on this ____ day of May, 1997.




                                                   /s/ ROSALIE GLASKY
                                                   -----------------------------
                                                       Rosalie Glasky, Secretary

                                                                       EXHIBIT D


                             NEOTHERAPEUTICS, INC.

                           1997 STOCK INCENTIVE PLAN

     This 1997 STOCK INCENTIVE PLAN (the "Plan") is hereby established by NeoTherapeutics, Inc. (the "Company"), and adopted by its Board of Directors as of the 2nd day of May, 1997 (the "Effective Date").

                                   ARTICLE 1.

                              PURPOSES OF THE PLAN

     1.1 PURPOSES. The purposes of the Plan are (a) to enhance the Company's ability to attract and retain the services of qualified employees, officers and directors (including non-employee officers and directors), and consultants and other service providers upon whose judgment, initiative and efforts the successful conduct and development of the Company's business largely depends, and (b) to provide additional incentives to such persons or entities to devote their utmost effort and skill to the advancement and betterment of the Company, by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company.

                                   ARTICLE 2.

                                  DEFINITIONS

     For purposes of this Plan, the following terms shall have the meanings indicated:

     2.1 ADMINISTRATOR. "Administrator" means the Board or, if the Board delegates responsibility for any matter to the Committee, the term Administrator shall mean the Committee.

     2.2 AFFILIATED COMPANY. "Affiliated Company" means any "parent corporation" or "subsidiary corporation" of the Company, whether now existing or hereafter created or acquired, as those terms are defined in Sections 424(e) and 424(f) of the Code, respectively.

     2.3  BOARD.  "Board" means the Board of Directors of the Company.

     2.4 CHANGE IN CONTROL. "Change in Control" shall mean (i) the acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of the beneficial ownership of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company; (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the surviving entity immediately after such merger or consolidation; (iii) a reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company are transferred to or acquired by a person or persons different from the persons holding those securities immediately prior to such merger; (iv) the sale, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or (v) the approval by the shareholders of a plan or proposal for the liquidation or dissolution of the Company.

     2.5 CODE. "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     2.6 COMMITTEE. "Committee" means a committee of two or more members of the Board appointed to administer the Plan, as set forth in Section 7.1 hereof.

     2.7 COMMON STOCK. "Common Stock" means the Common Stock, no par value, of the Company, subject to adjustment pursuant to Section 4.2 hereof.

     2.8 DISABILITY. "Disability" means permanent and total disability as defined in Section 22(e)(3) of the Code. The Administrator's determination of a Disability or the absence thereof shall be conclusive and binding on all interested parties.

     2.9 EFFECTIVE DATE. "Effective Date" means the date on which the Plan is adopted by the Board, as set forth on the first page hereof.

     2.10 EXERCISE PRICE. "Exercise Price" means the purchase price per share of Common Stock payable upon exercise of an Option.

     2.11 FAIR MARKET VALUE. "Fair Market Value" on any given date means the value of one share of Common Stock, determined as follows:

          (a) If the Common Stock is then listed or admitted to trading on a NASDAQ market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on such NASDAQ market system or principal stock exchange on which the Common Stock is then listed or admitted to trading, or, if no closing sale price is quoted on such day, then the Fair Market Value shall be the closing sale price of the Common Stock on such NASDAQ market system or such exchange on the next preceding day for which a closing sale price is reported.

          (b) If the Common Stock is not then listed or admitted to trading on a NASDAQ market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock in the over-the-counter market on the date of valuation.

          (c) If neither (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator in good faith using any reasonable method of evaluation, which determination shall be conclusive and binding on all interested parties.

     2.12 INCENTIVE OPTION. "Incentive Option" means any Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

     2.13 INCENTIVE OPTION AGREEMENT. "Incentive Option Agreement" means an Option Agreement with respect to an Incentive Option.

     2.14 NASD DEALER. "NASD Dealer" means a broker-dealer that is a member of the National Association of Securities Dealers, Inc.

     2.15 NONQUALIFIED OPTION. "Nonqualified Option" means any Option that is not an Incentive Option. To the extent that any Option designated as an Incentive Option fails in whole or in part to qualify as an Incentive Option, including, without limitation, for failure to meet the limitations applicable to a 10% Shareholder or because it exceeds the annual limit provided for in Section
5.6 below, it shall to that extent constitute a Nonqualified Option.

     2.16 NONQUALIFIED OPTION AGREEMENT. "Nonqualified Option Agreement" means an Option Agreement with respect to a Nonqualified Option.

     2.17 OFFEREE. "Offeree" means a Participant to whom a Right to Purchase has been offered or who has acquired Restricted Stock under the Plan.

     2.18 OPTION. "Option" means any option to purchase Common Stock granted pursuant to the Plan.

     2.19 OPTION AGREEMENT. "Option Agreement" means the written agreement entered into between the Company and the Optionee with respect to an Option granted under the Plan.

     2.20 OPTIONEE.  "Optionee" means a Participant who holds an Option.

     2.21 PARTICIPANT. "Participant" means an individual or entity who holds an Option, a Right to Purchase or Restricted Stock under the Plan.

     2.22 PURCHASE PRICE. "Purchase Price" means the purchase price per share of Restricted Stock payable upon acceptance of a Right to Purchase.

     2.23 RESTRICTED STOCK. "Restricted Stock" means shares of Common Stock issued pursuant to Article 6 hereof, subject to any restrictions and conditions as are established pursuant to such Article 6.

     2.24 RIGHT TO PURCHASE. "Right to Purchase" means a right to purchase Restricted Stock granted to an Offeree pursuant to Article 6 hereof.

     2.25 SERVICE PROVIDER. "Service Provider" means a consultant or other person or entity who provides services to the Company or an Affiliated Company and who the Administrator authorizes to become a Participant in the Plan.

     2.26 STOCK PURCHASE AGREEMENT. "Stock Purchase Agreement" means the written agreement entered into between the Company and the Offeree with respect to a Right to Purchase offered under the Plan.

     2.27 10% SHAREHOLDER. "10% Shareholder" means a person who, as of a relevant date, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of an Affiliated Company.

                                   ARTICLE 3.

                                  ELIGIBILITY

     3.1 INCENTIVE OPTIONS. Officers and other key employees of the Company or of an Affiliated Company (including members of the Board if they are employees of the Company or of an Affiliated Company) are eligible to receive Incentive Options under the Plan.

     3.2 NONQUALIFIED OPTIONS AND RIGHTS TO PURCHASE. Officers and other key employees of the Company or of an Affiliated Company, members of the Board (whether or not employed by the Company or an Affiliated Company), and Service Providers are eligible to receive Nonqualified Options or Rights to Purchase under the Plan.

     3.3 LIMITATION ON SHARES. In no event shall any Participant be granted Options or Rights to Purchase in any one calendar year pursuant to which the aggregate number of shares of Common Stock that may be acquired thereunder exceeds 100,000 shares.

                                   ARTICLE 4.

                                  PLAN SHARES

     4.1 SHARES SUBJECT TO THE PLAN. A total of 500,000 shares of Common Stock may be issued under the Plan, subject to adjustment as to the number and kind of shares pursuant to Section 4.2 hereof. For purposes of this limitation, in the event that (a) all or any portion of any Option or Right to Purchase granted or offered under the Plan can no longer under any circumstances be exercised, or
(b) any shares of Common Stock are reacquired by the Company pursuant to an Incentive Option Agreement, Nonqualified Option Agreement or Stock Purchase Agreement, the shares of Common Stock allocable to the unexercised portion of such Option or such Right to Purchase, or the shares so reacquired, shall again be available for grant or issuance under the Plan.

     4.2  CHANGES IN CAPITAL STRUCTURE.   In the event that the outstanding
shares of Common Stock are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, stock split, combination of shares, reclassification, stock dividend, or other change in the capital structure of the Company, then appropriate adjustments shall be made by the Administrator to the aggregate number and kind of shares subject to this Plan, and the number and kind of shares and the price per share subject to outstanding Option Agreements, Rights to Purchase and Stock Purchase Agreements in order to preserve, as nearly as practical, but not to increase, the benefits to Participants.

                                   ARTICLE 5.

                                    OPTIONS

     5.1 OPTION AGREEMENT. Each Option granted pursuant to this Plan shall be evidenced by an Option Agreement which shall specify the number of shares subject thereto, the Exercise Price per share, and whether the Option is an Incentive Option or Nonqualified Option. As soon as is practical following the grant of an Option, an Option Agreement shall be duly executed and delivered by or on behalf of the Company to the Optionee to whom such Option was granted. Each Option Agreement shall be in such form and contain such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable, including, without limitation, the imposition of any rights of first refusal and resale obligations upon any shares of Common Stock acquired pursuant to an Option Agreement. Each Option Agreement may be different from each other Option Agreement.

     5.2 EXERCISE PRICE. The Exercise Price per share of Common Stock covered by each Option shall be determined by the Administrator, subject to the following: (a) the Exercise Price of an Incentive Option shall not be less than 100% of Fair Market Value on the date the Incentive Option is granted, (b) the Exercise Price of a Nonqualified Option shall not be less than 85% of Fair Market Value on the date the Nonqualified Option is granted, and (c) if the person to whom an Incentive Option is granted is a 10% Shareholder on the date of grant, the Exercise Price shall not be less than 110% of Fair Market Value on the date the Option is granted.

     5.3 PAYMENT OF EXERCISE PRICE. Payment of the Exercise Price shall be made upon exercise of an Option and may be made, in the discretion of the Administrator, subject to any legal restrictions, by: (a) cash; (b) check; (c) the surrender of shares of Common Stock owned by the Optionee that have been held by the Optionee for at least six (6) months, which surrendered shares shall be valued at Fair Market Value as of the date of such exercise; (d) the Optionees promissory note in a form and on terms acceptable to the Administrator; (e) the cancellation of indebtedness of the Company to the Optionee; (f) the waiver of compensation due or accrued to the Optionee for services rendered; (g) provided that a public market for the Common Stock exists, a "same day sale" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; (h) provided that a public market for the Common Stock exists, a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; or (i) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

     5.4 TERM AND TERMINATION OF OPTIONS. The term and provisions for termination of each Option shall be as fixed by the Administrator, but no Option may be exercisable more than ten (10) years after the date it is granted. An Incentive Option granted to a person who is a 10% Shareholder on the date of grant shall not be exercisable more than five (5) years after the date it is granted.

     5.5 VESTING AND EXERCISE OF OPTIONS. Each Option shall vest and become exercisable in one or more installments at such time or times and subject to such conditions, including without limitation the achievement of specified performance goals or objectives, as shall be determined by the Administrator.

     5.6 ANNUAL LIMIT ON INCENTIVE OPTIONS. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock shall not, with respect to which Incentive Options granted under this Plan and any other plan of the Company or any Affiliated Company become exercisable for the first time by an Optionee during any calendar year, exceed $100,000.

     5.7 NONTRANSFERABILITY OF OPTIONS. No Option shall be assignable or transferable except by will or the laws of descent and distribution, and during the life of the Optionee shall be exercisable only by such Optionee; provided, however, that, in the discretion of the Administrator, any Option may be assigned or transferred in any manner which an "incentive stock option" is permitted to be assigned or transferred under the Code.

     5.8 RIGHTS AS SHAREHOLDER. An Optionee or permitted transferee of an Option shall have no rights or privileges as a shareholder with respect to any shares covered by an Option until such Option has been duly exercised and certificates representing shares purchased upon such exercise have been issued to such person.

                                   ARTICLE 6.

                               RIGHTS TO PURCHASE

     6.1 NATURE OF RIGHT TO PURCHASE. A Right to Purchase granted to an Offeree entitles the Offeree to purchase, for a Purchase Price determined by the Administrator, shares of Common Stock subject to such terms, restrictions and conditions as the Administrator may determine at the time of grant ("Restricted Stock"). Such conditions may include, but are not limited to, continued employment or the achievement of specified performance goals or objectives.

     6.2 ACCEPTANCE OF RIGHT TO PURCHASE. An Offeree shall have no rights with respect to the Restricted Stock subject to a Right to Purchase unless the Offeree shall have accepted the Right to Purchase within ten (10) days (or such longer or shorter period as the Administrator may specify) following the grant of the Right to Purchase by making payment of the full Purchase Price to the Company in the manner set forth in Section 6.3 hereof and by executing and delivering to the Company a Stock Purchase Agreement. Each Stock Purchase Agreement shall be in such form, and shall set forth the Purchase Price and such other terms, conditions and restrictions of the Restricted Stock, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable. Each Stock Purchase Agreement may be different from each other Stock Purchase Agreement.

     6.3  PAYMENT OF PURCHASE PRICE.  Subject to any legal restrictions, payment of the Purchase Price upon acceptance of a Right to Purchase Restricted Stock may be made, in the discretion of the Administrator, by: (a) cash; (b) check; (c) the surrender of shares of Common Stock owned by the Offeree that have been held by the Offeree for at least six (6) months, which surrendered shares shall be valued at Fair Market Value as of the date of such exercise; (d) the Offerees promissory note in a form and on terms acceptable to the Administrator; (e) the cancellation of indebtedness of the Company to the Offeree; (f) the waiver of compensation due or accrued to the Offeree for services rendered; or (g) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

     6.4  RIGHTS AS A SHAREHOLDER.  Upon complying with the provisions of
Section 6.2 hereof, an Offeree shall have the rights of a shareholder with respect to the Restricted Stock purchased pursuant to the Right to Purchase, including voting and dividend rights, subject to the terms, restrictions and conditions as are set forth in the Stock Purchase Agreement. Unless the Administrator shall determine otherwise, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares have vested in accordance with the terms of the Stock Purchase Agreement.

     6.5 RESTRICTIONS. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the Stock Purchase Agreement. In the event of termination of a Participants employment, service as a director of the Company or Service Provider status for any reason whatsoever (including death or disability), the Stock Purchase Agreement may provide, in the discretion of the Administrator, that the Company shall have the right, exercisable at the discretion of the Administrator, to repurchase (i) at the original Purchase Price, any shares of Restricted Stock which have not vested as of the date of termination, and (ii) at Fair Market Value, any shares of Restricted Stock which have vested as of such date, on such terms as may be provided in the Stock Purchase Agreement.

     6.6 VESTING OF RESTRICTED STOCK. The Stock Purchase Agreement shall specify the date or dates, the performance goals or objectives which must be achieved, and any other conditions on which the Restricted Stock may vest.

     6.7 DIVIDENDS. If payment for shares of Restricted Stock is made by promissory note, any cash dividends paid with respect to the Restricted Stock may be applied, in the discretion of the Administrator, to repayment of such note.

     6.8 NONASSIGNABILITY OF RIGHTS. No Right to Purchase shall be assignable or transferable except by will or the laws of descent and distribution or as otherwise provided by the Administrator.

                                   ARTICLE 7.

                           ADMINISTRATION OF THE PLAN

     7.1 ADMINISTRATOR. Authority to control and manage the operation and administration of the Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to a committee consisting of two (2) or more members of the Board (the "Committee"). Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. As used herein, the term "Administrator" means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term Administrator shall mean the Committee.

     7.2 POWERS OF THE ADMINISTRATOR. In addition to any other powers or authority conferred upon the Administrator elsewhere in the Plan or by law, the Administrator shall have full power and authority: (a) to determine the persons to whom, and the time or times at which, Incentive Options or Nonqualified Options shall be granted and Rights to Purchase shall be offered, the number of shares to be represented by each Option and Right to Purchase and the consideration to be received by the Company upon the exercise thereof; (b) to interpret the Plan; (c) to create, amend or rescind rules and regulations relating to the Plan; (d) to determine the terms, conditions and restrictions contained in, and the form of, Option Agreements and Stock Purchase Agreements;
(e) to determine the identity or capacity of any persons who may be entitled to exercise a Participant's rights under any Option or Right to Purchase under the Plan; (f) to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option Agreement or Stock Purchase Agreement; (g) to accelerate the vesting of any Option or release or waive any repurchase rights of the Company with respect to Restricted Stock; (h) to extend the exercise date of any Option or acceptance date of any Right to Purchase; (i) to provide for rights of first refusal and/or repurchase rights;
(j) to amend outstanding Option Agreements and Stock Purchase Agreements to provide for, among other things, any change or modification which the Administrator could have provided for upon the grant of an Option or Right to Purchase or in furtherance of the powers provided for herein; and (k) to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Any action, decision, interpretation or determination made in good faith by the Administrator in the exercise of its authority conferred upon it under the Plan shall be final and binding on the Company and all Participants.

     7.3 LIMITATION ON LIABILITY. No employee of the Company or member of the Board or Committee shall be subject to any liability with respect to duties under the Plan unless the person acts fraudulently or in bad faith. To the extent permitted by law, the Company shall indemnify each member of the Board or Committee, and any employee of the Company with duties under the Plan, who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative, by reason of such persons conduct in the performance of duties under the Plan.

                                   ARTICLE 8.

                               CHANGE IN CONTROL

     8.1 CHANGE IN CONTROL. In order to preserve a Participants rights in the event of a Change in Control of the Company, (i) the time period relating to the exercise or realization of all outstanding Options, Rights to Purchase and Restricted Stock shall automatically accelerate immediately prior to the consummation of such Change in Control, and (ii) with respect to Options and Rights to Purchase, the Administrator in its discretion may, at any time an Option or Right to Purchase is granted, or at any time thereafter, take one or more of the following actions: (A) provide for the purchase or exchange of each Option or Right to Purchase for an amount of cash or other property having a value equal to the difference, or spread, between (x) the value of the cash or other property that the Participant would have received pursuant to such Change in Control transaction in exchange for the shares issuable upon exercise of the Option or Right to Purchase had the Option or Right to Purchase been exercised immediately prior to such Change in Control transaction and (y) the Exercise Price of such Option or the Purchase Price under such Right to Purchase, (B) adjust the terms of the Options and Rights to Purchase in a manner determined by the Administrator to reflect the Change in Control, (C) cause the Options and Rights to Purchase to be assumed, or new rights substituted therefor, by another entity, through the continuance of the Plan and the assumption of outstanding Options and Rights to Purchase, or the substitution for such Options and Rights to Purchase of new options and new rights to purchase of comparable value covering shares of a successor corporation, with appropriate adjustments as to the number and kind of shares and Exercise Prices, in which event the Plan and such Options and Rights to Purchase, or the new options and rights to purchase substituted therefor, shall continue in the manner and under the terms so provided, or (D) make such other provision as the Administrator may consider equitable. If the Administrator does not take any of the forgoing actions, all Options and Rights to Purchase shall terminate upon the consummation of the Change in Control and the Administrator shall cause written notice of the proposed transaction to be given to all Participants not less than fifteen (15) days prior to the anticipated effective date of the proposed transaction.

                                   ARTICLE 9.

                     AMENDMENT AND TERMINATION OF THE PLAN

     9.1 AMENDMENTS. The Board may from time to time alter, amend, suspend or terminate the Plan in such respects as the Board may deem advisable. No such alteration, amendment, suspension or termination shall be made which shall substantially affect or impair the rights of any Participant under an outstanding Option Agreement or Stock Purchase Agreement without such Participant's consent. The Board may alter or amend the Plan to comply with requirements under the Code relating to Incentive Options or other types of options which give Optionees more favorable tax treatment than that applicable to Options granted under this Plan as of the date of its adoption. Upon any such alteration or amendment, any outstanding Option granted hereunder may, if the Administrator so determines and if permitted by applicable law, be subject to the more favorable tax treatment afforded to an Optionee pursuant to such terms and conditions.

     9.2 PLAN TERMINATION. Unless the Plan shall theretofore have been terminated, the Plan shall terminate on the tenth (10th) anniversary of the Effective Date and no Options or Rights to Purchase may be granted under the Plan thereafter, but Option Agreements, Stock Purchase Agreements and Rights to Purchase then outstanding shall continue in effect in accordance with their respective terms.

                                  ARTICLE 10.

                                TAX WITHHOLDING

     10.1 WITHHOLDING. The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any applicable Federal, state, and local tax withholding requirements with respect to any Options exercised or Restricted Stock issued under the Plan.
To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such tax, in whole or in part, up to an amount determined on the basis of the highest marginal tax rate applicable to such Participant, by (a) directing the Company to apply shares of Common Stock to which the Participant is entitled as a result of the exercise of an Option or as a result of the purchase of or lapse of restrictions on Restricted Stock or (b) delivering to the Company shares of Common Stock owned by the Participant. The shares of Common Stock so applied or delivered in satisfaction of the Participant's tax withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

                                  ARTICLE 11.

                                 MISCELLANEOUS

     11.1 BENEFITS NOT ALIENABLE. Other than as provided above, benefits under the Plan may not be assigned or alienated, whether voluntarily or involuntarily. Any unauthorized attempt at assignment, transfer, pledge or other disposition shall be without effect.

     11.2 NO ENLARGEMENT OF EMPLOYEE RIGHTS. This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Participant to be consideration for, or an inducement to, or a condition of, the employment of any Participant. Nothing contained in the Plan shall be deemed to give the right to any Participant to be retained as an employee of the Company or any Affiliated Company or to limit the right of the Company or any Affiliated Company to discharge any Participant at any time.

     11.3 APPLICATION OF FUNDS. The proceeds received by the Company from the sale of Common Stock pursuant to Option Agreements and Stock Purchase Agreements, except as otherwise provided herein, will be used for general corporate purposes.

                             [FRONT OF PROXY CARD]


PROXY                        NEOTHERAPEUTICS, INC.
                       ONE TECHNOLOGY DRIVE, SUITE I-821
                            IRVINE, CALIFORNIA 92618

                      THIS PROXY IS SOLICITED ON BEHALF OF
                THE BOARD OF DIRECTORS OF NEOTHERAPEUTICS, INC.

    The undersigned hereby appoints Dr. Alvin J. Glasky and Samuel Gulko, and each of them individually, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all the shares of NEOTHERAPEUTICS, INC. which the undersigned is entitled to vote at the 1997 Annual Meeting of Shareholders to be held at the University Club at the University of California, Irvine, 801 University Club Drive, Irvine, California, 92717 on June 17, 1997, at 3:30 P.M., and at any and all adjournments or postponements thereof, as follows:

1.  Election of Directors:
    [ ]  FOR                                                                       [ ]  WITHHOLD AUTHORITY
         all nominees listed below (except as indicated to the contrary below)          to vote for all nominees listed
                                                                                        below

    Alvin J. Glasky, Ph.D., Mark J. Glasky, Frank M. Mecks, Carol O'Cleircacain, Ph.D.,
    and Paul H. Silverman, Ph.D., D.Sc.

    (INSTRUCTIONS: To withhold authority to vote for any nominee, print that nominee's name in the space provided below.)


    ---------------------------------------------------------------------------------------------------------------------

2.  Proposal to change the state of incorporation of NeoTherapeutics, Inc. from Colorado to Delaware by means of a merger of NeoTherapeutics, Inc. with and into a wholly-owned Delaware subsidiary;
    [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN

3.  Proposal to approve the NeoTherapeutics, Inc. 1997 Stock Incentive Plan:
    [ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN

    This Proxy when properly executed will be voted in the manner directed above. If no direction is given, this proxy will be voted FOR each of proposals 1, 2 and 3.

      IMPORTANT -- PLEASE SIGN AND DATE ON OTHER SIDE AND RETURN PROMPTLY

                              [BACK OF PROXY CARD]



(continued from reverse side)

    Discretionary authority is hereby conferred as to any other matters as may properly come before the meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement (with all enclosures and attachments) dated May 8, 1997.

                                                        Dated: , 1997

                                                        ------------------------
                                                               Signature

                                                        ------------------------
                                                           Signature if held
                                                                jointly

                                                        Please date this Proxy
                                                        and sign it exactly as
                                                        your name or names
                                                        appear hereon. When
                                                        shares are held by two
                                                        or more persons, both
                                                        should sign. When
                                                        signing as an attorney,
                                                        executor, administrator,
                                                        trustee or guardian,
                                                        please give full title
                                                        as such. If shares are
                                                        held by a corporation,
                                                        please sign in full
                                                        corporate name by the
                                                        President or other
                                                        authorized officer. If
                                                        shares are held by a
                                                        partnership, please sign
                                                        in partnership name by
                                                        an authorized person.

          Please mark, sign, date and return this Proxy promptly using the enclosed envelope.

          If your address is incorrectly shown, please print changes.

          [ ]  I/we plan to attend the Annual Meeting of Shareholders.